UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Courtney R. Taylor

Capital World Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Find opportunities
in a diverging
global economy.

Special feature page 4

Capital World Bond Fund® Annual report for the year ended September 30, 2014

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.59%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.93%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Find opportunities in a diverging global economy.

Contents

1	Letter to investors
3	The value of a long-term perspective
10	About your fund
12	Summary investment portfolio
17	Financial statements
38	Board of trustees and other officers

On the cover:

Reichstag building in Berlin.

Fellow investors:

Capital World Bond Fund’s past fiscal year was a period in which global bond market returns ebbed and flowed amid shifting economic expectations and elevated tensions in the Middle East and Ukraine. Bond yields (which move inversely to prices) generally declined, but broad dollar strength took a heavy toll on total returns for U.S. dollar-based investors in the Japanese and euro-zone markets.

In this sometimes challenging environment, the fund generated a total return of 2.98% for the 12 months ended September 30, 2014. The fund’s result outpaced that of the unmanaged Barclays Global Aggregate Index, which recorded a gain of 1.19%.

The fund’s return lagged the 3.87% gain recorded by Lipper Global Income Funds Index, a peer group measure including some funds that — unlike Capital World Bond Fund — invest proportionately more of their assets in bonds that may involve a relatively higher level of risk. In contrast, our investment approach emphasizes lower risk, diversification and a longer term perspective. We invite investors to read the feature starting on page 4, to learn more about why today’s global backdrop underscores the potential benefits of a flexible, but disciplined, approach to bond investing. For longer term results, see the table below.

Fund investors received dividends totaling 43 cents a share; those who reinvested their dividends earned an income return of 2.13%, while investors who took their dividends in cash earned 2.12%. Relative to the market index, currency positioning helped the fund’s 12-month result most —particularly lower relative exposure to the Japanese yen and euro. Strong bond selection was also a notable positive, including investments in certain peripheral European nations.

United States

Toward the end of the fund’s fiscal year, there were some signs that domestic growth was accelerating — a hopeful finish to a period that included many ups and downs. Severe cold weather at the end of 2013 and start of 2014 temporarily disrupted favorable economic trends, prompting a decline in the first-quarter growth rate. The rebound was swift, however, and solid job growth has been

Results at a glance

For periods ended September 30, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Capital World Bond Fund (Class A shares)	2.98%	3.32%	4.78%	6.72%
Barclays Global Aggregate Index[2]	1.19	2.69	4.38	6.62
Lipper Global Income Funds Index	3.87	4.69	4.85	—	[3]

[1]	Since August 4, 1987.
[2]	The Barclays Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	This index did not exist prior to December 30, 1988.

Capital World Bond Fund	1

evident for much of the interim. Lately, home price gains and sales have decelerated, and some other data have also disappointed. Still, there’s been positive news on corporate profits and retail sales. And, in September, second-quarter growth was revised upward to 4.6%. The Federal Reserve has been reducing its $85 billion worth of monthly bond purchases by $10 billion each month, and is expected to end its buying completely by October; this policy of quantitative easing has sought to stimulate growth by increasing the amount of money in the financial system. Investment-grade (rated BBB/Baa and above) corporate bonds outpaced the broader U.S. market, gaining 6.77%; high-yield (rated BB/Ba and below) corporates advanced 7.20%.

Excluding cash, U.S.-dollar-denominated debt accounted for 53.2% of the fund’s portfolio as of September 30, 2014, before currency hedging. This amount included 17.1% in U.S. Treasury bonds and notes, and 10.7% in U.S. corporate bonds. During the period, portfolio managers reduced fund investments in U.S. corporates and mortgage-backed securities as valuations appeared unattractive.

Europe

The period began positively, with the euro zone growing at an annualized rate of 1.1% in the fourth quarter of 2013 — the third straight quarter of positive movement. However, slowing growth and low inflation prompted the European Central Bank (ECB) to announce in June a program designed to encourage private-sector lending by enabling euro-zone banks to borrow cheaply from the ECB. Ongoing weak growth, mounting deflationary pressures and the euro’s recent slide have all shaken confidence in the recovery’s longevity. Following a rate cut in June 2014, deteriorating conditions prompted the ECB to cut its primary lending rate once again to 0.05% in September; it also announced its intention to embark on a program of buying asset-backed securities in a bid to boost growth and counter falling inflation.

Reflecting this ongoing central bank support, euro-zone government bond yields declined substantially, with several markets touching record lows. As of September 30, 2014, investments in euro-zone bonds amounted to 21.8% of the fund’s portfolio (before currency hedging). Government issues from Spain, Italy, Portugal, Ireland and Germany were among the larger holdings. The fund was also invested in a selection of other European countries.

Other developed markets

The fund’s smaller investment in Japanese government bonds compared to the market index helped its 12-month result. It should be noted, however, the fund’s exposure to Japan (3.9%, before currency hedging) remains significant in absolute terms. Though yields moved lower, Japanese bonds recorded among the largest 12-month losses as the yen’s 10.55% decline against the dollar weighed on total returns for U.S. dollar-based investors.

As was the case with Europe, earlier optimism gave way to concern. Weak economic data has stoked fears that it would be difficult for the nation to achieve its 2% inflation target by next year. Consumer inflation eased in August, while household spending and industrial production also fell. April’s tax hike weighed heavily on the nation’s economy: second-quarter GDP was revised down to an annualized decline of 7.1%, reflecting a large drop in investment.

Developing markets

Among developing-country bonds, U.S. dollar-denominated issues recorded sizeable gains. Meanwhile widespread currency weakness meant that total returns for local-currency issues were broadly negative. In a bid to stabilize their currencies, central banks in several countries — including Turkey and Brazil — raised official interest rates. At the end of the period, developing-country bonds amounted to 17.7% of the portfolio (before currency hedging), including 12.4% in local-currency bonds.

Investments in Polish and Mexican government bonds were significant holdings. In Mexico, portfolio managers anticipate that domestic reforms and the U.S. recovery should be supportive of total returns.

Looking ahead

It’s fair to say that economic conditions in the U.S. currently present a far more convincing case for a constructive economic outlook than is evident in the euro zone or Japan. This mixed backdrop adds up to a subdued global growth outlook and limited scope for inflation to increase substantially. Outside of the U.S., there are many countries in which inflation is falling.

What does this all mean for global bonds? Arguably, it underscores the fact that historically low yields in certain markets don’t tell the whole story. After adjusting for inflation, these yields often don’t look so low – suggesting that there may be more “value” in bonds than many investors might assume. With economies and policies diverging, we believe that investing in bonds through a fund that is globally diversified and actively managed is an attractive option.

Thank you for your continued support. We look forward to reporting to you again in six months.

Cordially,

Mark H. Dalzell

President

November 6, 2014

For current information about the fund, visit americanfunds.com.

2	Capital World Bond Fund

The value of a long-term perspective

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

How a $10,000 investment has grown over the fund’s lifetime

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the Citigroup World Government Bond Index are represented by the purple line.
[4]	Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period of August 4, 1987, commencement of operations, through September 30, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment

For periods ended September 30, 2014*

	1 year	5 years	10 years

Class A shares	–0.88%	2.54%	4.38%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.90% for Class A shares as of the prospectus dated December 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Capital World Bond Fund	3

Find opportunities in a diverging global economy.

Economic growth, inflation and central bank policy may be about to diverge more significantly, creating a complex and challenging environment for global bond investors. Here, the fund’s portfolio managers share their perspectives on the global backdrop, highlight some of the key risks that they foresee, and explain why this divergence and a disciplined approach to bond investing offers the fund new investment opportunities.

At the end of August, many of the world’s leading economists and policy makers were making their way toward the Great Plains. Their destination was the famous annual conference in Jackson Hole, hosted by the Federal Reserve. In recent years their convergence on the picturesque valley in Wyoming sometimes symbolized a coming together and coordination of economic policy – not so anymore.

This year’s get-together underscored a growing sense of divergence. The coordinated efforts and shared challenges in the wake of the 2007 financial crisis and subsequent global recession are becoming a distant memory. Federal Reserve Chair Janet Yellen, European Central Bank (ECB) President Mario Draghi and Bank of Japan’s Haruhiko Kuroda shared experiences – each confronting very different domestic challenges, and contemplating quite different paths for monetary policy.

“Clearly, we’re at a critical juncture for the global economy. The Fed is about to end its bond buying and has raised the prospect of higher short-term interest rates as growth continues,” says portfolio manager Mark Dalzell. “But it’s a different story elsewhere. The prospects for export-driven growth in the euro zone are unconvincing, the ECB has repeatedly cut rates and now looks set to embark on its own version of bond buying. And in Japan, massive official asset purchases alongside reforms have led to hopeful signs, but there’s a long way to go for the economy.”

The world just became more complicated

The crosscurrents arising from varying economic fortunes, policy responses and currency moves across the globe are having a profound effect on markets. For example, yields (which move inversely to prices) on U.S. Treasuries of shorter and intermediate maturity have risen over the past 12 months. Five-year yields moved about one-third of a percentage point higher to 1.78%. Meanwhile, longer maturity yields declined; 30-year Treasury yields ended the period about half a percentage point lower at 3.21%. This “flattening of the yield curve” is indicative of moderate growth expectations, and a degree of confidence that the Fed will raise rates in a manner that keeps inflation in check.

In the euro zone, both the currency and bond yields have moved down decisively amid ongoing central bank support and flagging growth. At fiscal-year end, the yield on Germany’s 10-year government bond stood at 0.95% — about half the level of a year earlier. Yields in several core and peripheral markets have touched record lows in recent months; yields on the 10-year government bonds of some euro-zone nations have now moved below the 2.52% yielded by U.S. Treasuries of comparable maturity.

It was a similar story in Japan, where yields on government bonds of shorter and intermediate maturity moved lower. In simple terms, declining bond yields tend to mean positive bond returns. However, the yen’s precipitous declines, at the end of 2013 and again in September 2014, meant that — for U.S. dollar-based investors — Japan generated some of the worst 12-month bond market returns.

“The flexibility of this fund’s investment approach helps us to navigate challenges such as rising short-term rates in the U.S., or large currency moves,” says Mark. “Portfolio managers can actively manage exposure to interest rates, sectors, countries and currencies, and seek a variety of opportunities around the globe.”

The fund’s results in the recent market environment demonstrate the potential benefits of active management — particularly in regard to currencies. “Active management of many of the currency exposures

4	Capital World Bond Fund

Clearly, we’re at a critical juncture for the global economy. The Fed is about to end its bond buying and has raised the prospect of higher short-term interest rates as growth continues.

Mark Dalzell
Portfolio manager

Capital World Bond Fund	5

Rising Treasury yields are bad news?

Some bond fund investors may feel concerned by the possibility of rising Treasury yields. However, history offers some food for thought. In three past periods during the fund’s lifetime when the official U.S. short-term interest rate (the federal funds target rate) was raised and five-year Treasury yields rose more than two percentage points, global market returns (from the start of each period, through one year after the period ended) were generally positive. What’s more, rising yields may actually benefit an actively managed bond fund — enabling the portfolio managers to reinvest in bonds that generate greater income and offer potentially higher total returns.

Market index total returns through three prominent periods of rising yields* (results encompass cumulative total return from start of period through one year after the period)

*	Five-year Treasury yields rose by more than two percentage points, low to high, over a period lasting more than 12 months. Treasury yields have risen by more than two percentage points in periods other than those presented above.
†	Inception date of index was after first rising yield period shown.

associated with the fund’s bond investments has proven particularly valuable lately,” says portfolio manager Robert Neithart. “Less-than-benchmark exposures to the yen and euro, for instance, have helped the fund deliver solid results to its investors, despite the broad dollar strength that has acted as a headwind for international market returns.” The yen and euro weakened by 10.55% and 6.68%, respectively, during the fund’s past fiscal year.

There are bright spots in Europe

In the euro zone, active currency management has enabled the portfolio managers to hone in on attractive bond investment opportunities, while reducing exposure to the euro. Over the last year, the fund’s exposure to government bonds from Ireland, Portugal and Italy has increased significantly. On the ground research, as well as insights from sophisticated quantitative and qualitative analyses, indicated that rebounding growth could prompt rapid improvements in fiscal health and employment in certain peripheral euro-zone countries.

Spanish government bonds — one of the fund’s larger holdings at fiscal-year end —advanced 8.1% (in U.S. dollar terms) during the 12 months through September 30, 2014. In Spain, the property market is beginning to heal, private-sector deleveraging is underway, economic reform efforts look hopeful and export prospects are strong. “Our research suggested that Spanish bonds, among others, could be a source of particularly attractive risk-adjusted returns as yields normalize,” says portfolio manager Thomas Høgh. “Broadly, that’s what has happened in the past 12 months. Valuations are now less attractive than they were, but I believe that selective investments in peripherals should continue to be a source of attractive return potential.”

Spain’s recent economic acceleration stands in stark contrast to what’s happening in large parts of the euro zone. Recent data showed that growth remained flat in

6	Capital World Bond Fund

the second quarter of 2014, largely due to a decline in Germany’s output. Despite “accommodative” monetary policy in the shape of multiple official interest rate cuts alongside other measures, growth remains fragile and inflation (the costs of goods and services) has continued to fall.

Meanwhile, the market is awaiting more details on the ECB’s plans in regard to the purchase of asset-backed securities, its targeted longer term refinancing operations (or TLTROs, a program that seeks to encourage private-sector lending by enabling euro-zone banks to borrow cheaply from the ECB), and the outcome of its so-called bank stress tests in late October. Positive results of the financial health check of euro-zone banks could greatly help both sentiment and recovery.

“There’s much debate about how quickly Europe can turn itself around. I’m still hopeful that the outlook will improve by 2015. Portugal and Ireland have accelerating job growth already, and further positive news around business confidence and other measures could pick up across Europe as the impact of the ECB’s efforts are felt,” says Thomas. “Though the euro zone has disappointed with growth and reforms, it shouldn’t be a surprise. After all, there are setbacks early on in most recoveries.”

In the U.S., normalization beckons …

Just as the euro zone’s recovery falters and central bankers are deciding to throw further extraordinary measures into the policy mix, U.S. growth has shown some signs of picking up and the Fed has reached a critical stage in its pullback from unconventional monetary policy. Stronger data in July and August buoyed optimism, and in September second-quarter growth was revised upward to 4.6%, a big jump from the first quarter’s 2.1% decline amid unusually cold weather. The Commerce Department reported that second-quarter corporate profits rose 8.4% from the first quarter —the biggest advance since 2010. August

An extensive global research effort is the backbone of our approach.

Capital Group is one of the larger investors in non-U.S. bonds. Fundamental research is crucial for identifying investment opportunities and risks, and is the foundation of our investment process — The Capital SystemSM:

•	Fundamental research (issuer-specific and macro-economic)
•	Interest rate, yield curve and credit spread analyses
•	Individual investment professionals collaborate closely, but also act on their highest convictions, informed by investment guidance from the Portfolio Strategy Group
•	Overarching emphasis on risk management and disciplined portfolio construction

Capital World Bond Fund	7

Divergent economic and policy cycles mean that [developing-country bond] yields won’t necessarily take the lead from any upward move in U.S. Treasury yields.

Robert Neithart
Portfolio manager

retail sales were the strongest in four months. Amid these encouraging developments, the Fed is expected to end its bond buying in October — a first step toward policy normalization.

“Recent home sales data have fallen short, but on balance, U.S. growth appears likely to improve. Currently, the scope for significant increases in domestic inflation seems limited, and bond prices reflect that benign outlook,” says Mark. “Still, we are mindful of the possibility that inflation could rise more quickly than widely anticipated.” In recent months, the fund’s holdings of Treasury Inflation-Protected Securities (TIPS) have grown. Issued by the U.S. Treasury, the values of TIPS are directly linked to an index of consumer prices.

Below-investment-grade (that is, high-yield — rated BB/Ba and below) bonds are another part of the U.S. bond market that has often generated relatively resilient returns amid accelerating domestic growth or an uptick in inflation. Lately, however, there has been some increased volatility as high-yield market participants appeared to fret about whether the sector had become overvalued. Even so, the robust pace of issuance has continued and overall leverage hasn’t risen that much. The fund’s investment professionals have continued to find attractive longer term investment opportunities. The fund’s investments in high-yield corporate issues were a meaningful positive for its overall 12-month result.

The portion of the portfolio invested in investment-grade (rated BBB/Baa and above) corporates has declined over the past 12 months. “Compared to some government bonds, broad valuations among corporates in the U.S. and elsewhere aren’t particularly compelling, though our research has continued to find some areas of relative value,” says investment analyst Vantil Charles, who spearheads the research portfolio — the portion of the fund’s assets managed by a group of analysts. European banks and insurers are among the corporate sectors where the fund’s holdings have increased over the past fiscal year.

… While in Japan, policy makers persevere

Inflation is also in the spotlight in Japan, with recent economic weakness raising further questions about whether the 2% target for inflation in April 2015 will be met. Early last year, the government and central bank embarked on what has come to be known as Abenomics — an ambitious policy framework championed by Prime Minister Shinzō Abe that encompasses three core elements (so-called “arrows”): asset purchases, flexible fiscal policy and structural economic reform. The goal is to end deflation (falling costs of goods and services), promote durable growth and, ultimately, lower Japan’s debt burden.

Unfortunately, optimism earlier in the year has given way to concern. Declines in spending and inflation have been evident following a hike in the consumption tax from 5% to 8% in April. “Further increases in the consumption tax — in addition to growth, and expenditure cuts — may ultimately be required if Japan is to reduce its deficit,” says Mark, who met with senior central bankers, government advisors and economists in Tokyo while on a research trip in September.

The continuation of official bond buying in Japan should keep a lid on yields, so investments in government bonds could serve as a source of stability in the fund’s portfolio, should yields in the U.S. and other developed countries rise. The fund’s investment professionals are weighing this potential benefit against longer terms concerns, such as the sustainability of the mounting debt burden. Recent estimates have put Japan’s public-sector debt as a percentage of GDP at 240% on a gross basis, or about 134% net of assets owned by the government.

Developing economies diverge, too

Recent developing-country bond returns in a number of markets have suffered

8	Capital World Bond Fund

amid country-specific concerns, currency weakness and some disappointing economic data from Europe and China. Certain larger markets — including Russia, Brazil and Turkey — are grappling with deteriorating economic conditions and high inflation, as well as rapid depreciation; the ruble, real and lira shed 18.12%, 9.13% and 11.31%, respectively, over the fund’s past fiscal year.

Meanwhile, other countries are doing relatively well. “Mexico has improving credit fundamentals and sound growth prospects. It also has a well-developed bond market, so you can manage risk and return in a nuanced way,” says Rob. Past reforms appear to be bearing fruit in terms of growth, and that could be just the start. In August, President Enrique Peña Nieto signed into law comprehensive energy sector reforms that should be of profound benefit to future economic activity. Mexican government bonds remain one of the fund’s larger holdings.

A more recent addition to the fund’s diversified portfolio are its investments in Indian government bonds. Following reform-minded Prime Minister Narendra Modi’s election in May, the outlook has brightened, with better-than-expected economic growth.

“Developing-country bonds offer an important source of potential diversification for the fund. Divergent economic and policy cycles mean that their yields won’t necessarily take the lead from any upward move in U.S. Treasury yields,” says Rob.

Why global bonds? The answer remains the same: income and diversification.

European yields are at record lows. High-yield and developing-country bond returns have suffered some setbacks. Many currencies have weakened versus the dollar. The media spotlight on these recent developments may have raised some concern among investors about the outlook. What better time, then, to revisit the potential benefits that an actively managed global bond fund may bring to your wider investment mix?

Global bonds can offer a source of income, while potentially adding diversification and a measure of stability to a fund investor’s broader portfolio. Historically, this fund has demonstrated resilience when stocks have declined sharply. And, even in challenging periods for bond markets, the fund’s downside has compared favorably with some global stock market declines witnessed during the bear markets of recent decades.

As economies diverge and markets readjust, Mark believes that the fund’s diversified and active approach to investing should continue to prove its mettle. “A diverging world means that, at different times, some places will fare better than others. As a global fund, we have the scope to potentially benefit from divergence — using research to uncover opportunities, and various investment strategies to seek attractive risk-adjusted returns while attempting to avoid losses,” he explains. “However the global environment evolves, our investment approach is flexible — allowing us to adapt in ways that have the potential to help the fund continue its track record of delivering a consistently high level of return to its investors.”

Your fund’s portfolio managers are experienced, active global bond investors.

Investing amid challenging market conditions is nothing new for the portfolio managers, each of whom independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. Collectively, the investment team — including a group of analysts that manages a portion of total assets — brings together multiple areas of knowledge and experience, over many market cycles.

Capital World Bond Fund	9

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Where the fund’s assets are invested …… and how those markets have done over the past year unaudited

September 30, 2014

	Capital World Bond Fund		Bond market total returns[1] 12 months ended September 30, 2014
Currency weighting by country:	Before forward contracts	After forward contracts	In local currency		In U.S. dollars
United States[2]	53.2%	59.9%	4.1%		4.1%
EMU[3]	21.8	19.6	9.8		2.5
United Kingdom	5.9	2.4	6.4		6.6
Japan	3.9	8.2	2.2		–8.6
Mexico	3.2	1.5	6.5		4.4
Poland	2.4	2.1	9.7		3.5
Hungary	1.2	1.1	11.0	[4]	–0.8	[4]
Colombia	1.1	0.8	6.3	[4]	0.4	[4]
India	1.0	1.0	11.9	[4]	13.4	[4]
Norway	0.8	0.2	5.4		–1.3
South Korea	0.7	0.7	6.3		8.2
Brazil	0.6	0.2	10.1	[4]	0.1	[4]
Canada	0.6	0.5	6.3		–2.2
Sweden	0.5	0.1	6.7		–4.9
Russian Federation	0.5	0.0	–1.3	[4]	–19.1	[4]
Israel	0.5	0.3	—	[5]	—	[5]
South Africa	0.5	0.5	6.4		–5.2
Turkey	0.4	0.2	6.2	[4]	–5.8	[4]
Indonesia	0.4	0.1	7.3	[4]	0.6	[4]
Australia	0.3	0.1	6.4		–0.5
Malaysia	0.3	0.3	3.7		3.0
Philippines	0.1	0.1	1.1	[4]	–2.0	[4]
Chile	0.1	0.1	7.9		–9.1

[1]	Source: Barclays Global Aggregate Index.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 12.3%.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[4]	Source: JP Morgan GBI–EM Broad Diversified Index.
[5]	This market is not included in the Barclays Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.

Capital World Bond Fund net assets

unaudited

September 30, 2014
Currency weighting by region:	Before forward contracts	After forward contracts
United States	53.2%	59.9%
Europe	33.5	25.7
Asia/Pacific Basin	6.7	10.5
Other*	6.6	3.9

* Brazil, Canada, Colombia, Chile, Israel, Mexico and South Africa.

10	Capital World Bond Fund

Portfolio summary September 30, 2014

Portfolio by type of security	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.		Percent of net assets
Euro zone*:
Spain	5.57%
Ireland	2.53
Portugal	2.50
Italy	2.19
Germany	1.10
Slovenia	1.02
Belgium	0.80
Netherlands	0.67
Greece	0.65
France	0.38
Other	0.06	17.47%
United Kingdom		5.20
Japan		3.88
Mexico		3.28
Poland		2.64
Hungary		2.30
Colombia		1.13
India		1.03
Norway		0.85
South Korea		0.66
Other		6.60
		45.04%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

Net assets and portfolio turnover rate

Fiscal year	Fund net assets (millions)	Portfolio turnover rate
2014	$13,207	205%
2013	12,654	199
2012	13,642	142
2011	12,282	95
2010	11,919	80

Expense ratios

as of September 30, 2014

Capital World Bond Fund (Class A shares)	0.90%
Lipper Global Income Funds Average (front-end load funds only, excluding funds of funds)	1.05

Capital World Bond Fund	11

Summary investment portfolio September 30, 2014

Bonds, notes & other debt instruments 91.91%	Principal amount (000)	Value (000)
Euros 21.80%
Belgium (Kingdom of), Series 61, 4.25% 2021	€47,660	$74,921
German Government 0.75%—6.25% 2018—2044[1]	100,849	145,964
Hungarian Government 3.88%—6.00% 2018—2020	61,315	88,745
Irish Government 3.90% 2023	44,930	67,701
Irish Government 3.40% 2024	136,240	198,196
Irish Government 4.50%—5.40% 2020—2025	43,020	67,810
Italian Government 4.50% 2023	39,225	58,848
Italian Government 4.50% 2024	44,350	66,705
Italian Government 2.15%—5.50% 2017—2044	111,215	163,822
Portuguese Government 3.85% 2021	126,830	175,165
Portuguese Government 4.95% 2023	47,825	69,550
Portuguese Government 3.88%—5.65% 2018—2030	61,080	85,040
Slovenia (Republic of) 4.13%—4.63% 2020—2024	49,580	71,734
Spanish Government 1.40% 2020	43,000	55,406
Spanish Government 5.85% 2022	130,530	214,494
Spanish Government 5.40% 2023	106,225	171,505
Spanish Government 2.75% 2024	60,715	80,596
Spanish Government 3.80% 2024	50,831	73,863
Spanish Government 5.15% 2044	84,460	139,234
Other securities		809,525
		2,878,824

British pounds 5.89%
United Kingdom 1.75% 2019	£37,925	61,416
United Kingdom 2.00% 2020	131,270	213,393
United Kingdom 3.75% 2020	50,900	90,999
United Kingdom 2.25% 2023	47,945	77,364
United Kingdom 1.75%—4.75% 2015—2044	136,315	243,288
Other securities		92,032
		778,492

Japanese yen 3.93%
Japanese Government, Series 315, 1.20% 2021	¥12,707,800	123,172
Japanese Government, Series 145, 1.70% 2033	6,000,000	58,808
Japanese Government, Series 21, 2.30% 2035	8,040,000	85,259
Japanese Government 0.10%—2.40% 2016—2042[1]	24,972,582	244,732
Other securities		6,835
		518,806

Mexican pesos 3.17%
United Mexican States Government, Series M, 5.00% 2017	MXN970,000	73,508
United Mexican States Government, Series M, 6.50% 2021	1,327,500	103,557
United Mexican States Government 2.00%—10.00% 2015—2042[1]	2,842,483	237,652
Other securities		3,741
		418,458

Polish zloty 2.38%
Polish Government, Series 1020, 5.25% 2020	PLN183,150	63,656
Polish Government, Series 1021, 5.75% 2021	460,395	165,598
Polish Government 4.00%—5.75% 2017—2023	247,547	85,458
		314,712

Hungarian forints 1.19%
Hungarian Government, Series 20A, 7.50% 2020	HUF22,700,000	109,961
Hungarian Government 5.50%—7.00% 2022—2025	10,557,440	47,551
		157,512

Colombian pesos 1.15%
Colombia (Republic of), Series B, 5.00% 2018	COP134,824,800	65,070
Colombia (Republic of), Series B, 6.00% 2028	135,577,800	59,962
Colombia (Republic of) 7.00%—10.00% 2022—2024	44,091,400	23,655
Colombia (Republic of) Global 9.85%—12.00% 2015—2027	1,807,000	1,069
Other securities		2,337
		152,093

12	Capital World Bond Fund

	Principal amount (000)		Value (000)
Indian rupees 1.03%
India (Republic of) 7.28% 2019	INR	8,790,000	$136,432

Norwegian kroner 0.86%
Norwegian Government 3.75% 2021	NKr	378,640	65,519
Other securities			47,532
			113,051

South Korean won 0.66%
South Korean Government 5.50% 2017	KRW	70,413,470	72,746
Other securities			13,989
			86,735

Russian rubles 0.50%
Russian Federation 7.50% 2018	RUB	2,751,750	66,195

U.S. dollars 45.07%
Fannie Mae 4.00% 2044[2,3]		$119,876	125,973
Fannie Mae 4.50% 2044[2,3]		423,990	456,377
Fannie Mae 0%—9.45% 2022—2048[2,3,4]		223,264	231,165
Freddie Mac 0%—6.00% 2018—2043[2,4]		34,099	33,721
Hungarian Government 4.00%—7.62% 2018—2041		50,609	57,311
Polish Government 5.00%—6.38% 2019—2022		30,210	34,116
Slovenia (Republic of) 4.13%—5.85% 2018—2024[5]		56,910	62,395
U.S. Treasury 0.625% 2017		62,930	62,104
U.S. Treasury 1.25% 2018		122,400	120,903
U.S. Treasury 1.50% 2018		292,250	292,215
U.S. Treasury 1.50% 2019		61,075	60,720
U.S. Treasury 1.625% 2019[6]		200,150	199,173
U.S. Treasury 1.625% 2019		162,365	161,324
U.S. Treasury 1.625% 2019		81,150	80,957
U.S. Treasury 1.125% 2020		128,100	122,804
U.S. Treasury 1.375% 2020		168,900	163,642
U.S. Treasury 2.50% 2023		77,900	78,385
U.S. Treasury 2.50% 2024		91,143	91,230
U.S. Treasury 0.38%—8.00% 2015—2044		302,993	303,399
U.S. Treasury Inflation-Protected Security 0.125% 2019[1]		167,689	168,203
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		211,562	212,880
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]		77,055	82,544
U.S. Treasury Inflation-Protected Security 0.13%—2.38% 2017—2042[1]		58,280	58,185
United Mexican States Government Global 3.63%—5.55% 2020—2045		17,240	18,454
Other securities			2,673,897
			5,952,077

Other 4.28%
Other securities			564,537

Total bonds, notes & other debt instruments (cost: $12,116,792,000)			12,137,924

Convertible stocks 0.02%	Shares
U.S. dollars 0.02%
Other securities			2,369

Total convertible stocks (cost: $2,416,000)			2,369

Common stocks 0.00%
U.S. dollars 0.00%
Other securities			580

Total common stocks (cost: $736,000)			580

Capital World Bond Fund	13

Short-term securities 9.63%	Principal amount (000)	Value (000)
Fannie Mae 0.06%—0.10% due 11/4/2014—2/17/2015	$225,200	$225,184
Federal Home Loan Bank 0.05%—0.10% due 10/1/2014—2/4/2015	209,200	209,187
Freddie Mac 0.09%—0.14% due 10/23/2014—8/4/2015	308,125	307,970
Sumitomo Mitsui Banking Corp. 0.15%—0.22% due 10/15/2014—1/16/2015[5]	100,300	100,261
Other securities		429,417

Total short-term securities (cost: $1,271,886,000)		1,272,019
Total investment securities 101.56% (cost: $13,391,830,000)		13,412,892
Other assets less liabilities (1.56)%		(206,332)

Net assets 100.00%		$13,206,560

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,978,000, which represented .02% of the net assets of the fund. One of these securities (with a value of $1,255,000, a cost of $1,687,000, and which represented less than .01% of the net assets of the fund) was acquired from 3/10/2010 to 1/21/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $68,770,000, which represented ..52% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $1,863,525,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2014 (000)
Purchases:
Colombian pesos	10/27/2014	Citibank	COP10,346,247	$5,140	$ (42)
Japanese yen	10/6/2014	UBS AG	¥3,065,621	$29,134	(1,215)
Japanese yen	10/20/2014	UBS AG	¥8,010,156	$74,804	(1,758)
Japanese yen	10/20/2014	Citibank	¥8,178,076	$76,378	(1,801)
Japanese yen	10/22/2014	Barclays Bank PLC	¥5,160,129	$47,472	(415)
Japanese yen	10/24/2014	HSBC Bank	¥4,211,171	$41,500	(3,097)
Japanese yen	10/27/2014	Citibank	¥16,139,814	$159,275	(12,086)
Japanese yen	10/27/2014	Bank of New York Mellon	¥11,793,873	$108,395	(839)
Japanese yen	11/25/2014	UBS AG	¥2,742,208	$26,552	(1,539)
Japanese yen	12/3/2014	JPMorgan Chase	¥4,281,235	$41,160	(2,105)
					$(24,897)
Sales:
Australian dollars	10/23/2014	HSBC Bank	$2,740	A$3,000	79
Australian dollars	12/3/2014	Citibank	$25,918	A$27,980	1,488
Brazilian reais	10/6/2014	Citibank	$25,132	BRL56,625	2,041
Brazilian reais	10/15/2014	Citibank	$11,991	BRL27,747	705
Brazilian reais	10/17/2014	Citibank	$10,159	BRL23,375	656
Brazilian reais	12/12/2014	Barclays Bank PLC	$20,183	BRL47,550	1,144
British pounds	10/10/2014	UBS AG	$3,365	£2,000	123
British pounds	10/16/2014	UBS AG	$1,126	£700	(9)
British pounds	10/17/2014	Bank of New York Mellon	$11,473	£7,100	(35)
British pounds	10/17/2014	Bank of New York Mellon	$20,773	£12,800	25
British pounds	10/20/2014	HSBC Bank	$2,033	£1,250	7
British pounds	10/22/2014	UBS AG	$55,017	£33,340	979
British pounds	10/27/2014	Barclays Bank PLC	€20,558	£16,270	(399)
British pounds	10/29/2014	Barclays Bank PLC	$39,757	£24,400	212
British pounds	10/29/2014	HSBC Bank	$12,022	£7,375	69
British pounds	12/4/2014	UBS AG	€27,148	£21,650	(772)
British pounds	12/4/2014	UBS AG	$8,718	£5,140	139
British pounds	12/5/2014	Barclays Bank PLC	€108,967	£87,200	(3,585)
British pounds	12/17/2014	Barclays Bank PLC	€94,528	£75,275	(2,482)
British pounds	12/22/2014	Bank of New York Mellon	$4,098	£2,500	48

14	Capital World Bond Fund

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2014 (000)
Canadian dollars	10/21/2014	HSBC Bank	$3,621	C$4,000	$ 51
Colombian pesos	10/6/2014	Citibank	$29,352	COP56,964,825	1,235
Colombian pesos	10/15/2014	Citibank	$12,265	COP24,376,882	242
Colombian pesos	10/17/2014	Citibank	$11,860	COP23,376,375	333
Euros	10/3/2014	Bank of New York Mellon	¥1,545,124	€11,120	43
Euros	10/6/2014	HSBC Bank	$502	€375	28
Euros	10/9/2014	Citibank	$12,527	€7,855	770
Euros	10/10/2014	UBS AG	$32,059	€24,000	1,744
Euros	10/10/2014	UBS AG	$54,415	€39,970	3,927
Euros	10/15/2014	Bank of America, N.A.	$5,219	€4,041	114
Euros	10/16/2014	UBS AG	$1,996	€1,500	43
Euros	10/20/2014	HSBC Bank	$519	€400	14
Euros	10/21/2014	Citibank	$11,727	€9,050	295
Euros	10/23/2014	Bank of America, N.A.	$41,546	€31,040	2,335
Euros	10/23/2014	Citibank	$12,500	€9,240	828
Euros	10/23/2014	Bank of America, N.A.	$27,530	€20,590	1,520
Euros	10/27/2014	Bank of America, N.A.	$127,879	€94,375	7,215
Euros	10/27/2014	Barclays Bank PLC	$26,422	€20,550	461
Euros	11/3/2014	HSBC Bank	$2,410	€1,800	136
Euros	11/3/2014	HSBC Bank	$8,563	€6,400	478
Euros	11/5/2014	Citibank	$12,764	€9,500	762
Euros	11/18/2014	UBS AG	$3,470	€2,675	91
Euros	12/3/2014	JPMorgan Chase	$82,483	€62,500	3,506
Euros	12/3/2014	Barclays Bank PLC	$55,281	€41,870	2,372
Euros	12/4/2014	Barclays Bank PLC	$24,675	€18,690	1,058
Euros	12/5/2014	Barclays Bank PLC	$61,867	€46,950	2,430
Euros	12/17/2014	Citibank	$9,939	€7,675	240
Euros	12/17/2014	Citibank	$12,864	€10,100	100
Euros	12/22/2014	Citibank	£10,327	€13,130	136
Euros	12/23/2014	Bank of America, N.A.	$6,769	€5,270	109
Euros	1/7/2015	UBS AG	$2,995	€2,350	25
Euros	1/7/2015	Barclays Bank PLC	$48,495	€38,200	211
Euros	1/8/2015	Bank of America, N.A.	$26,935	€21,320	(13)
Hungarian forints	10/20/2014	HSBC Bank	$11,101	HUF2,701,600	125
Indonesian rupiah	12/16/2014	JPMorgan Chase	$20,033	IDR241,677,628	471
Indonesian rupiah	12/16/2014	JPMorgan Chase	$19,623	IDR239,500,000	237
Israeli shekels	12/12/2014	Barclays Bank PLC	€20,099	ILS93,800	(89)
Japanese yen	10/20/2014	HSBC Bank	$10,026	¥1,035,000	227
Japanese yen	10/22/2014	JPMorgan Chase	$16,606	¥1,685,000	1,240
Mexican pesos	10/16/2014	Citibank	$120,517	MXN1,587,275	2,472
Mexican pesos	10/22/2014	Bank of America, N.A.	$39,807	MXN529,800	424
Mexican pesos	12/10/2014	Bank of America, N.A.	$41,251	MXN547,640	676
Mexican pesos	12/11/2014	Citibank	$27,095	MXN359,810	439
Norwegian kroner	10/9/2014	Barclays Bank PLC	$32,278	NKr201,000	1,003
Norwegian kroner	10/9/2014	Barclays Bank PLC	$7,872	NKr50,000	92
Norwegian kroner	10/24/2014	HSBC Bank	€2,449	NKr20,000	(17)
Norwegian kroner	10/27/2014	HSBC Bank	€30,919	NKr253,000	(280)
Polish zloty	10/20/2014	Citibank	$40,077	PLN130,600	674
Russian rubles	10/6/2014	JPMorgan Chase	$50,982	RUB1,895,875	3,156
Russian rubles	10/15/2014	Citibank	$13,720	RUB523,400	542
Swedish kronor	10/29/2014	JPMorgan Chase	€4,135	SKr37,880	(25)
Swedish kronor	12/12/2014	UBS AG	€9,371	SKr86,000	(74)
Swedish kronor	12/17/2014	Citibank	$23,769	SKr169,270	317
Swedish kronor	12/17/2014	HSBC Bank	€4,014	SKr37,020	(57)
Swedish kronor	1/7/2015	UBS AG	€8,686	SKr79,970	(100)
Turkish lira	10/8/2014	JPMorgan Chase	$14,873	TRY32,400	671
Turkish lira	10/16/2014	UBS AG	$5,809	TRY12,875	179
					$45,575
Forward currency contracts - net					$20,678

Capital World Bond Fund	15

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The fund entered into interest rate swaps beginning July 2014. The average notional amount of interest rate swaps was $483,333,000 over the prior three-month period.

Pay/receive floating rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized depreciation at 9/30/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.8065%	7/29/2019	$225,000	$(988)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.718	7/9/2024	235,000	(1,889)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6655	9/26/2024	70,000	(114)
						$(2,991)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	A portion or all of this security purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,283,213,000, which represented 9.72% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,198,000, which represented .11% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

16	Capital World Bond Fund

Financial statements

Statement of assets and liabilities at September 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $13,391,830)		$13,412,892
Cash denominated in currencies other than U.S. dollars (cost: $1,481)		1,479
Cash		341
Unrealized appreciation on open forward currency contracts		53,512
Receivables for:
Sales of investments	$1,758,313
Sales of fund’s shares	22,318
Closed forward currency contracts	19,822
Interest	146,654	1,947,107
		15,415,331
Liabilities:
Unrealized depreciation on open forward currency contracts		32,834
Payables for:
Purchases of investments	2,143,446
Repurchases of fund’s shares	13,839
Closed forward currency contracts	2,071
Investment advisory services	4,785
Services provided by related parties	4,522
Trustees’ deferred compensation	206
Variation margin	546
Other	6,522	2,175,937
Net assets at September 30, 2014		$13,206,560

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,956,555
Undistributed net investment income		8,011
Undistributed net realized gain		209,329
Net unrealized appreciation		32,665
Net assets at September 30, 2014		$13,206,560

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (645,569 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$7,175,945	350,166		$20.49
Class B	62,826	3,089		20.34
Class C	551,779	27,348		20.18
Class F-1	1,950,554	95,765		20.37
Class F-2	990,192	48,354		20.48
Class 529-A	358,407	17,447		20.54
Class 529-B	6,082	298		20.40
Class 529-C	152,285	7,496		20.32
Class 529-E	18,985	930		20.41
Class 529-F-1	44,546	2,180		20.44
Class R-1	16,518	814		20.31
Class R-2	168,190	8,286		20.30
Class R-2E	10	—	*	20.50
Class R-3	173,973	8,508		20.45
Class R-4	111,890	5,463		20.48
Class R-5	162,351	7,911		20.52
Class R-6	1,262,027	61,514		20.52

*Amount less than one thousand.

See Notes to Financial Statements

Capital World Bond Fund	17

Statement of operations for the year ended September 30, 2014	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $2,281)	$409,029
Dividends	389	$409,418
Fees and expenses*:
Investment advisory services	56,600
Distribution services	34,153
Transfer agent services	20,251
Administrative services	3,563
Reports to shareholders	1,061
Registration statement and prospectus	404
Trustees’ compensation	115
Auditing and legal	150
Custodian	1,954
State and local taxes	1
Other	746	118,998
Net investment income		290,420

Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $25)	169,252
Forward currency contracts	(5,936)
Interest rate swaps	(733)
Currency transactions	(5,745)	156,838
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $125)	(93,646)
Forward currency contracts	18,455
Interest rate swaps	(2,991)
Currency translations	(7,768)	(85,950)
Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps and currency		70,888

Net increase in net assets resulting from operations		$361,308

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

18	Capital World Bond Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended September 30
	2014	2013

Operations:
Net investment income	$290,420	$274,908
Net realized gain on investments, forward currency contracts, interest rate swaps and currency transactions	156,838	14,158
Net unrealized depreciation on investments, forward currency contracts, interest rate swaps and currency translations	(85,950)	(696,072)
Net increase (decrease) in net assets resulting from operations	361,308	(407,006)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(264,369)	(277,351)
Distributions from net realized gain on investments	—	(179,986)
Total dividends and distributions paid to shareholders	(264,369)	(457,337)

Net capital share transactions	456,041	(123,804)

Total increase (decrease) in net assets	552,980	(988,147)

Net assets:
Beginning of year	12,653,580	13,641,727
End of year (including undistributed net investment income: $8,011 and $94,532, respectively)	$13,206,560	$12,653,580

See Notes to Financial Statements

Capital World Bond Fund	19

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

20	Capital World Bond Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency.

Capital World Bond Fund	21

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$2,878,824	$—	$2,878,824
British pounds	—	778,492	—	778,492
Japanese yen	—	518,806	—	518,806
Mexican pesos	—	418,458	—	418,458
Polish zloty	—	314,712	—	314,712
Hungarian forints	—	157,512	—	157,512
Colombian pesos	—	152,093	—	152,093
Indian rupees	—	136,432	—	136,432
Norwegian kroner	—	113,051	—	113,051
U.S. dollars	—	5,952,048	29	5,952,077
Other	—	717,467	—	717,467
Convertible stocks	—	2,369	—	2,369
Common stocks	—	580	—	580
Short-term securities	—	1,272,019	—	1,272,019
Total	$—	$13,412,863	$29	$13,412,892

22	Capital World Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$53,512	$—	$53,512
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(32,834)	—	(32,834)
Unrealized depreciation on interest rate swaps	—	(2,991)	—	(2,991)
Total	$—	$17,687	$—	$17,687

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign

Capital World Bond Fund	23

currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to manage the interest

24	Capital World Bond Fund

rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts and interest rate swaps as of September 30, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$53,512	Unrealized depreciation on open forward currency contracts	$32,834
Forward currency	Receivables for closed forward currency contracts	19,822	Payables for closed forward currency contracts	2,071
Interest rate swaps	Variation margin	—	Variation margin	546
		$73,334		$35,451

	Net realized loss		Net unrealized appreciation (depreciation)
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$(5,936)	Net unrealized appreciation on forward currency contracts	$18,455
Interest rate swaps	Net realized loss on interest rate swaps	(733)	Net unrealized depreciation on interest rate swaps	(2,991)
		$(6,669)		$15,464

Collateral – The fund participates in a collateral program due to its use of forward currency contracts and interest rate swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

Capital World Bond Fund	25

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of September 30, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$20,242	$(145)	$(19,412)	$—	$685
Bank of New York Mellon	116	(116)	—	—	—
Barclays Bank PLC	11,440	(7,335)	(4,105)	—	—
Citibank	16,916	(14,099)	(2,569)	—	248
HSBC Bank	2,570	(2,570)	—	—	—
JPMorgan Chase	9,867	(2,130)	(6,511)	—	1,226
UBS AG	12,183	(5,691)	(6,492)	—	—
Total	$73,334	$(32,086)	$(39,089)	$—	$2,159

Liabilities:
Bank of America, N.A.	$145	$(145)	$—	$—	$—
Bank of New York Mellon	874	(116)	(451)	—	307
Barclays Bank PLC	7,335	(7,335)	—	—	—
Citibank	14,099	(14,099)	—	—	—
HSBC Bank	4,631	(2,570)	(1,415)	—	646
JPMorgan Chase	2,130	(2,130)	—	—	—
UBS AG	5,691	(5,691)	—	—	—
Total	$34,905	$(32,086)	$(1,866)	$—	$953

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities and tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2014, the fund reclassified $21,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $112,551,000 from undistributed net investment income to undistributed net realized gain and $14,694,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

26	Capital World Bond Fund

As of September 30, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$126,544
Undistributed long-term capital gains	120,696
Gross unrealized appreciation on investment securities	233,388
Gross unrealized depreciation on investment securities	(225,512)
Net unrealized appreciation on investment securities	7,876
Cost of investment securities	13,405,016

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2014			Year ended September 30, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class A	$151,925	$—	$151,925	$208,759	$70,583	$279,342
Class B	1,073	—	1,073	2,235	1,126	3,361
Class C	7,962	—	7,962	13,930	6,908	20,838
Class F-1	40,698	—	40,698	46,446	15,240	61,686
Class F-2	17,372	—	17,372	22,536	6,937	29,473
Class 529-A	7,381	—	7,381	9,848	3,412	13,260
Class 529-B	97	—	97	203	110	313
Class 529-C	1,996	—	1,996	3,085	1,560	4,645
Class 529-E	349	—	349	475	180	655
Class 529-F-1	938	—	938	1,022	315	1,337
Class R-1	224	—	224	362	175	537
Class R-2	2,275	—	2,275	3,433	1,663	5,096
Class R-2E*	—	—	—
Class R-3	3,254	—	3,254	4,546	1,739	6,285
Class R-4	2,350	—	2,350	3,008	999	4,007
Class R-5	4,516	—	4,516	5,777	1,670	7,447
Class R-6	21,959	—	21,959	15,097	3,958	19,055
Total	$264,369	$—	$264,369	$340,762	$116,575	$457,337

*	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended September 30, 2014, the investment advisory services fee was $56,600,000, which was equivalent to an annualized rate of 0.439% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Capital World Bond Fund	27

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$17,397	$13,441		$724		Not applicable
Class B	763	145		Not applicable		Not applicable
Class C	5,920	1,104		297		Not applicable
Class F-1	4,900	2,589		980		Not applicable
Class F-2	Not applicable	646		440		Not applicable
Class 529-A	817	588		184		$343
Class 529-B	75	14		4		7
Class 529-C	1,578	270		80		149
Class 529-E	96	18		9		18
Class 529-F-1	—	68		21		40
Class R-1	164	22		8		Not applicable
Class R-2	1,276	775		86		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	891	345		90		Not applicable
Class R-4	276	120		56		Not applicable
Class R-5	Not applicable	98		91		Not applicable
Class R-6	Not applicable	8		493		Not applicable
Total class-specific expenses	$34,153	$20,251		$3,563		$557

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

28	Capital World Bond Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $115,000 in the fund’s statement of operations includes $79,000 in current fees (either paid in cash or deferred) and a net increase of $36,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$992,656	48,064		$148,647	7,285	$(1,408,767)	(68,563)	$(267,464)	(13,214)
Class B	2,837	139		1,058	52	(34,098)	(1,668)	(30,203)	(1,477)
Class C	72,081	3,542		7,740	386	(188,167)	(9,292)	(108,346)	(5,364)
Class F-1	729,295	35,590		40,506	1,996	(732,814)	(35,667)	36,987	1,919
Class F-2	575,894	27,829		15,665	767	(221,703)	(10,833)	369,856	17,763
Class 529-A	49,511	2,397		7,377	361	(73,548)	(3,567)	(16,660)	(809)
Class 529-B	369	18		96	5	(3,580)	(175)	(3,115)	(152)
Class 529-C	22,866	1,117		1,994	99	(38,944)	(1,908)	(14,084)	(692)
Class 529-E	3,334	163		349	17	(4,398)	(216)	(715)	(36)
Class 529-F-1	13,268	647		938	47	(8,900)	(436)	5,306	258
Class R-1	3,830	188		222	11	(4,545)	(223)	(493)	(24)
Class R-2	42,460	2,079		2,272	112	(54,764)	(2,685)	(10,032)	(494)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	49,106	2,387		3,249	159	(63,722)	(3,100)	(11,367)	(554)
Class R-4	37,076	1,802		2,348	115	(36,901)	(1,795)	2,523	122
Class R-5	50,909	2,474		4,513	221	(84,631)	(4,078)	(29,209)	(1,383)
Class R-6	568,675	27,497		21,959	1,073	(57,587)	(2,799)	533,047	25,771
Total net increase (decrease)	$3,214,177	155,933		$258,933	12,706	$(3,017,069)	(147,005)	$456,041	21,634

Year ended September 30, 2013

Class A	$1,348,596	64,414		$273,174	13,005	$(2,024,612)	(98,041)	$(402,842)	(20,622)
Class B	8,263	395		3,307	157	(54,040)	(2,616)	(42,470)	(2,064)
Class C	122,696	5,940		20,246	974	(251,659)	(12,354)	(108,717)	(5,440)
Class F-1	664,129	32,317		61,370	2,940	(565,077)	(27,377)	160,422	7,880
Class F-2	317,447	15,110		27,507	1,313	(392,594)	(19,258)	(47,640)	(2,835)
Class 529-A	69,746	3,320		13,253	630	(86,969)	(4,195)	(3,970)	(245)
Class 529-B	860	41		313	15	(5,752)	(277)	(4,579)	(221)
Class 529-C	33,925	1,631		4,641	222	(44,857)	(2,187)	(6,291)	(334)
Class 529-E	4,159	200		654	31	(5,122)	(248)	(309)	(17)
Class 529-F-1	12,416	597		1,337	64	(9,200)	(445)	4,553	216
Class R-1	4,519	219		534	26	(8,325)	(404)	(3,272)	(159)
Class R-2	57,637	2,782		5,094	244	(66,634)	(3,237)	(3,903)	(211)
Class R-3	71,198	3,413		6,276	299	(87,245)	(4,212)	(9,771)	(500)
Class R-4	45,171	2,160		4,007	191	(48,501)	(2,339)	677	12
Class R-5	64,401	3,092		7,442	355	(89,014)	(4,262)	(17,171)	(815)
Class R-6	408,170	19,640		19,054	912	(65,745)	(3,188)	361,479	17,364
Total net increase (decrease)	$3,233,333	155,271		$448,209	21,378	$(3,805,346)	(184,640)	$(123,804)	(7,991)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

Capital World Bond Fund	29

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,319,854,000 and $21,288,404,000, respectively, during the year ended September 30, 2014.

30	Capital World Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 9/30/2014	$20.32	$.47	$.13	$.60	$(.43)	$—	$(.43)	$20.49	2.98%	$7,176.90%		.90%	2.27%
Year ended 9/30/2013	21.63	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.32	(2.80)	7,384.91		.91	2.09
Year ended 9/30/2012	20.48	.51	1.08	1.59	(.44)	—	(.44)	21.63	7.89	8,306.89		.89	2.43
Year ended 9/30/2011	21.03	.68	(.41)	.27	(.82)	—	(.82)	20.48	1.32	7,868.87		.87	3.26
Year ended 9/30/2010	20.28	.71	.80	1.51	(.76)	—	(.76)	21.03	7.63	7,679.88		.88	3.52
Class B:
Year ended 9/30/2014	20.16	.32	.12	.44	(.26)	—	(.26)	20.34	2.22	63	1.66	1.66	1.54
Year ended 9/30/2013	21.46	.27	(1.02)	(.75)	(.27)	(.28)	(.55)	20.16	(3.56)	92	1.67	1.67	1.32
Year ended 9/30/2012	20.35	.35	1.08	1.43	(.32)	—	(.32)	21.46	7.09	142	1.65	1.65	1.70
Year ended 9/30/2011	20.89	.52	(.41)	.11	(.65)	—	(.65)	20.35	.56	186	1.64	1.64	2.49
Year ended 9/30/2010	20.15	.56	.78	1.34	(.60)	—	(.60)	20.89	6.79	242	1.64	1.64	2.76
Class C:
Year ended 9/30/2014	20.01	.30	.13	.43	(.26)	—	(.26)	20.18	2.17	552	1.70	1.70	1.49
Year ended 9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	(.55)	20.01	(3.55)	654	1.71	1.71	1.28
Year ended 9/30/2012	20.21	.34	1.07	1.41	(.32)	—	(.32)	21.30	7.05	813	1.68	1.68	1.63
Year ended 9/30/2011	20.77	.51	(.42)	.09	(.65)	—	(.65)	20.21	.48	822	1.66	1.66	2.47
Year ended 9/30/2010	20.04	.54	.79	1.33	(.60)	—	(.60)	20.77	6.79	862	1.67	1.67	2.73
Class F-1:
Year ended 9/30/2014	20.20	.47	.13	.60	(.43)	—	(.43)	20.37	3.01	1,951.90		.90	2.27
Year ended 9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.20	(2.81)	1,896.91		.91	2.09
Year ended 9/30/2012	20.37	.50	1.09	1.59	(.45)	—	(.45)	21.51	7.91	1,849.88		.88	2.39
Year ended 9/30/2011	20.92	.67	(.41)	.26	(.81)	—	(.81)	20.37	1.31	1,324.89		.89	3.24
Year ended 9/30/2010	20.18	.71	.78	1.49	(.75)	—	(.75)	20.92	7.61	1,307.88		.88	3.51
Class F-2:
Year ended 9/30/2014	20.31	.52	.14	.66	(.49)	—	(.49)	20.48	3.29	990.61		.61	2.54
Year ended 9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	(.78)	20.31	(2.53)	621.64		.64	2.35
Year ended 9/30/2012	20.45	.56	1.10	1.66	(.49)	—	(.49)	21.62	8.23	723.62		.62	2.67
Year ended 9/30/2011	21.01	.73	(.42)	.31	(.87)	—	(.87)	20.45	1.52	524.63		.63	3.50
Year ended 9/30/2010	20.25	.76	.81	1.57	(.81)	—	(.81)	21.01	7.97	468.62		.62	3.77
Class 529-A:
Year ended 9/30/2014	20.37	.45	.13	.58	(.41)	—	(.41)	20.54	2.88	358.99		.99	2.19
Year ended 9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	(.70)	20.37	(2.87)	372.99		.99	2.01
Year ended 9/30/2012	20.53	.49	1.09	1.58	(.43)	—	(.43)	21.68	7.81	401.97		.97	2.34
Year ended 9/30/2011	21.08	.67	(.41)	.26	(.81)	—	(.81)	20.53	1.26	344.93		.93	3.19
Year ended 9/30/2010	20.32	.70	.81	1.51	(.75)	—	(.75)	21.08	7.62	292.93		.93	3.46
Class 529-B:
Year ended 9/30/2014	20.22	.29	.13	.42	(.24)	—	(.24)	20.40	2.13	6	1.78	1.78	1.42
Year ended 9/30/2013	21.52	.25	(1.03)	(.78)	(.24)	(.28)	(.52)	20.22	(3.68)	9	1.78	1.78	1.20
Year ended 9/30/2012	20.41	.33	1.08	1.41	(.30)	—	(.30)	21.52	6.97	15	1.77	1.77	1.57
Year ended 9/30/2011	20.95	.50	(.41)	.09	(.63)	—	(.63)	20.41	.46	18	1.74	1.74	2.39
Year ended 9/30/2010	20.21	.54	.78	1.32	(.58)	—	(.58)	20.95	6.69	22	1.74	1.74	2.66

See page 33 for footnotes.

Capital World Bond Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Year ended 9/30/2014	$20.14	$.29	$.14	$.43	$(.25)	$—	$(.25)	$20.32	2.15%	$152		1.77%		1.77%		1.41%
Year ended 9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	(.54)	20.14	(3.67)	165		1.77		1.77		1.22
Year ended 9/30/2012	20.35	.32	1.09	1.41	(.31)	—	(.31)	21.45	7.00	183		1.76		1.76		1.55
Year ended 9/30/2011	20.91	.50	(.42)	.08	(.64)	—	(.64)	20.35	.42	168		1.73		1.73		2.39
Year ended 9/30/2010	20.17	.54	.79	1.33	(.59)	—	(.59)	20.91	6.75	148		1.73		1.73		2.66
Class 529-E:
Year ended 9/30/2014	20.24	.41	.13	.54	(.37)	—	(.37)	20.41	2.69	19		1.20		1.20		1.98
Year ended 9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	(.66)	20.24	(3.11)	20		1.21		1.21		1.79
Year ended 9/30/2012	20.42	.44	1.08	1.52	(.39)	—	(.39)	21.55	7.56	21		1.21		1.21		2.09
Year ended 9/30/2011	20.97	.61	(.41)	.20	(.75)	—	(.75)	20.42	.98	18		1.21		1.21		2.91
Year ended 9/30/2010	20.22	.64	.80	1.44	(.69)	—	(.69)	20.97	7.30	16		1.22		1.22		3.17
Class 529-F-1:
Year ended 9/30/2014	20.27	.49	.14	.63	(.46)	—	(.46)	20.44	3.13	45.77				.77		2.40
Year ended 9/30/2013	21.58	.46	(1.02)	(.56)	(.47)	(.28)	(.75)	20.27	(2.67)	39.77				.77		2.23
Year ended 9/30/2012	20.42	.53	1.09	1.62	(.46)	—	(.46)	21.58	8.08	37.75				.75		2.55
Year ended 9/30/2011	20.98	.71	(.42)	.29	(.85)	—	(.85)	20.42	1.42	31.73				.73		3.40
Year ended 9/30/2010	20.23	.74	.80	1.54	(.79)	—	(.79)	20.98	7.82	25.72				.72		3.67
Class R-1:
Year ended 9/30/2014	20.14	.31	.14	.45	(.28)	—	(.28)	20.31	2.24	17		1.65		1.65		1.53
Year ended 9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	(.56)	20.14	(3.52)	17		1.64		1.64		1.35
Year ended 9/30/2012	20.33	.35	1.09	1.44	(.33)	—	(.33)	21.44	7.14	21		1.63		1.63		1.69
Year ended 9/30/2011	20.89	.51	(.42)	.09	(.65)	—	(.65)	20.33	.47	21		1.66		1.66		2.47
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	—	(.60)	20.89	6.80	21		1.67		1.67		2.72
Class R-2:
Year ended 9/30/2014	20.13	.30	.14	.44	(.27)	—	(.27)	20.30	2.19	168		1.71		1.71		1.47
Year ended 9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	(.56)	20.13	(3.54)	177		1.67		1.67		1.32
Year ended 9/30/2012	20.33	.34	1.08	1.42	(.32)	—	(.32)	21.43	7.05	193		1.70		1.70		1.62
Year ended 9/30/2011	20.89	.52	(.42)	.10	(.66)	—	(.66)	20.33	.50	185		1.72		1.64		2.48
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	—	(.60)	20.89	6.83	173		1.73		1.65		2.74
Class R-2E:
Period from 8/29/2014 to 9/30/2014[4,5]	21.00	.04	(.54)	(.50)	—	—	—	20.50	(2.38)	—	[6]	.06	[7]	.06	[7]	.17	[7]
Class R-3:
Year ended 9/30/2014	20.28	.41	.13	.54	(.37)	—	(.37)	20.45	2.67	174		1.21		1.21		1.97
Year ended 9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	(.65)	20.28	(3.06)	184		1.21		1.21		1.79
Year ended 9/30/2012	20.45	.44	1.08	1.52	(.39)	—	(.39)	21.58	7.54	206		1.21		1.21		2.10
Year ended 9/30/2011	21.00	.61	(.41)	.20	(.75)	—	(.75)	20.45	.98	202		1.21		1.21		2.92
Year ended 9/30/2010	20.25	.64	.80	1.44	(.69)	—	(.69)	21.00	7.28	186		1.22		1.22		3.17

32	Capital World Bond Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income (loss) to average net assets[3]
Class R-4:
Year ended 9/30/2014	$20.31	$.47	$.14	$.61	$(.44)	$—	$(.44)	$20.48	3.02%	$112.87%		.87%	2.30%
Year ended 9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	(.72)	20.31	(2.78)	108.88		.88	2.12
Year ended 9/30/2012	20.46	.51	1.09	1.60	(.44)	—	(.44)	21.62	7.96	115.87		.87	2.45
Year ended 9/30/2011	21.02	.68	(.42)	.26	(.82)	—	(.82)	20.46	1.26	117.88		.88	3.25
Year ended 9/30/2010	20.26	.71	.80	1.51	(.75)	—	(.75)	21.02	7.68	114.89		.89	3.51
Class R-5:
Year ended 9/30/2014	20.35	.54	.13	.67	(.50)	—	(.50)	20.52	3.32	162.57		.57	2.62
Year ended 9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	(.79)	20.35	(2.47)	189.57		.57	2.42
Year ended 9/30/2012	20.49	.57	1.09	1.66	(.49)	—	(.49)	21.66	8.24	219.57		.57	2.72
Year ended 9/30/2011	21.04	.74	(.41)	.33	(.88)	—	(.88)	20.49	1.61	174.58		.58	3.55
Year ended 9/30/2010	20.29	.77	.79	1.56	(.81)	—	(.81)	21.04	7.93	146.59		.59	3.80
Class R-6:
Year ended 9/30/2014	20.34	.54	.15	.69	(.51)	—	(.51)	20.52	3.44	1,262.52		.52	2.63
Year ended 9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	(.80)	20.34	(2.47)	727.52		.52	2.51
Year ended 9/30/2012	20.48	.58	1.10	1.68	(.50)	—	(.50)	21.66	8.33	398.52		.52	2.76
Year ended 9/30/2011	21.03	.75	(.41)	.34	(.89)	—	(.89)	20.48	1.62	280.53		.53	3.60
Year ended 9/30/2010	20.28	.78	.79	1.57	(.82)	—	(.82)	21.03	8.04	218.54		.54	3.85

	Year ended September 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	205%	199%	142%	95%	80%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Amount less than $1 million.
[7]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

Capital World Bond Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 7, 2014

34	Capital World Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2014, through September 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Bond Fund	35

	Beginning account value 4/1/2014	Ending account value 9/30/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$999.42	$4.51	.90%
Class A - assumed 5% return	1,000.00	1,020.56	4.56	.90
Class B - actual return	1,000.00	995.48	8.25	1.65
Class B - assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class C - actual return	1,000.00	995.46	8.45	1.69
Class C - assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class F-1 - actual return	1,000.00	999.45	4.51	.90
Class F-1 - assumed 5% return	1,000.00	1,020.56	4.56	.90
Class F-2 - actual return	1,000.00	1,001.19	3.06	.61
Class F-2 - assumed 5% return	1,000.00	1,022.01	3.09	.61
Class 529-A - actual return	1,000.00	998.74	4.96	.99
Class 529-A - assumed 5% return	1,000.00	1,020.10	5.01	.99
Class 529-B - actual return	1,000.00	995.17	8.85	1.77
Class 529-B - assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class 529-C - actual return	1,000.00	995.38	8.80	1.76
Class 529-C - assumed 5% return	1,000.00	1,016.24	8.90	1.76
Class 529-E - actual return	1,000.00	997.76	5.96	1.19
Class 529-E - assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class 529-F-1 - actual return	1,000.00	1,000.27	3.81	.76
Class 529-F-1 - assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-1 - actual return	1,000.00	995.66	8.20	1.64
Class R-1 - assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class R-2 - actual return	1,000.00	995.45	8.55	1.71
Class R-2 - assumed 5% return	1,000.00	1,016.50	8.64	1.71
Class R-2E - actual return†	1,000.00	976.19	.64	.74
Class R-2E - assumed 5% return†	1,000.00	1,021.36	3.75	.74
Class R-3 - actual return	1,000.00	998.21	6.06	1.21
Class R-3 - assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-4 - actual return	1,000.00	999.53	4.36	.87
Class R-4 - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class R-5 - actual return	1,000.00	1,000.74	2.86	.57
Class R-5 - assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-6 - actual return	1,000.00	1,001.40	2.61	.52
Class R-6 - assumed 5% return	1,000.00	1,022.46	2.64	.52

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

36	Capital World Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2014:

Foreign taxes	$0.003 per share
Foreign source income	$0.45 per share
Qualified dividend income	$5,850,000
U.S. government income that may be exempt from state taxation	$2,004,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

Capital World Bond Fund	37

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 69	2010	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	70	None
James G. Ellis, 67	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Mercury General Corp.
Leonard R. Fuller, 68	1994	President and CEO, Fuller Consulting (financial management consulting firm)	70	None
R. Clark Hooper, 68 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	72	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 56	2010	Dean and Professor, Columbia University, School of International and Public Affairs	69	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 59	2010	Clinical Professor and Director, Accounting Program, University of Redlands	66	None
Frank M. Sanchez, 71	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	66	None
Margaret Spellings, 57	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	70	None
Steadman Upham, Ph.D., 65	2007	President and University Professor, The University of Tulsa	69	None

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 58 Vice Chairman of the Board	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	Capital World Bond Fund

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark H. Dalzell, 60 President	1998	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Thomas H. Høgh, 51 Senior Vice President	2001	Senior Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Robert H. Neithart, 49 Senior Vice President	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 44 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Courtney R. Taylor, 39 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 42 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Steven I. Koszalka, 50 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 40 Assistant Treasurer	2007	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital World Bond Fund	39

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2014, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$ 128,000
2014	$ 134,000

b) Audit-Related Fees:
2013	$ 5,000
2014	$ 3,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$ 7,000
2014	$ 7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$ 1,046,000
2014	$ 993,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$ 28,000
2014	$ 41,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$ 2,000
2014	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,542,000 for fiscal year 2013 and $1,388,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®
Investment portfolio
September 30, 2014
Bonds, notes & other debt instruments 91.91% Euros 21.80%	Principal amount (000)	Value (000)
Allianz SE, 4.75% (undated)[1]	€13,400	$18,249
Altice Finco SA, First Lien, 7.25% 2022	1,500	1,968
Anheuser-Busch InBev NV 8.625% 2017	1,375	2,078
Assicurazioni Generali SPA 10.125% 2042	2,700	4,698
Assicurazioni Generali SPA 7.75% 2042[1]	4,700	7,350
AT&T Inc. 6.125% 2015	4,500	5,856
Aviva PLC 6.125% 2043[1]	13,000	19,313
Aviva PLC, junior subordinated 5.70% (undated)[1]	5,460	7,092
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024[1]	25,500	33,190
Barclays Bank PLC 4.00% 2019[2]	8,950	13,305
Barclays Bank PLC 6.00% 2021	18,725	28,461
Barclays Bank PLC 6.625% 2022	7,250	11,498
Belgium (Kingdom of), Series 67, 3.00% 2019	7,520	10,779
Belgium (Kingdom of), Series 61, 4.25% 2021	47,660	74,921
Belgium (Kingdom of), Series 68, 2.25% 2023	7	10
Belgium (Kingdom of), Series 72, 2.60% 2024	14,100	20,067
BMW Group 3.875% 2017	2,000	2,727
BNP Paribas 2.875% 2026[1]	15,250	19,879
BPCE SA group 4.625% 2023	6,000	8,702
BPCE SA group 6.117% (undated)[1]	700	978
CaixaBank, SA 5.00% 2023[1]	33,500	45,357
Canadian Government 3.50% 2020	7,000	10,347
European Investment Bank 4.75% 2017	8,490	12,267
Finland (Republic of) 2.75% 2028	2,500	3,663
France Télécom 5.625% 2018	1,500	2,234
France Télécom 3.125% 2024	5,800	8,219
French Government O.A.T. Eurobond 0.50% 2019	32,000	40,763
French Government O.A.T. Eurobond 2.25% 2024	6,630	9,191
GE Capital European Funding 5.375% 2020	9,100	14,286
German Government, Series 7, 4.00% 2018	11,175	15,981
German Government 0.75% 2018[3]	28,053	37,253
German Government 3.00% 2020	25,200	36,861
German Government 1.50% 2023	5,450	7,334
German Government 6.25% 2024	346	651
German Government, Series 00, 5.50% 2031	5,150	10,212
German Government 3.25% 2042	3,375	5,592
German Government 2.50% 2044	22,100	32,080
Greek Government 2.00%/3.00% 2023[4]	3,830	3,863
Greek Government 2.00%/3.00% 2024[4]	3,830	3,772
Greek Government 2.00%/3.00% 2025[4]	3,830	3,629
Greek Government 2.00%/3.00% 2026[4]	3,830	3,505
Greek Government 2.00%/3.00% 2027[4]	3,825	3,416
Greek Government 2.00%/3.00% 2028[4]	3,835	3,339
Greek Government 2.00%/3.00% 2029[4]	4,585	3,933
Greek Government 2.00%/3.00% 2030[4]	4,585	3,852
Greek Government 2.00%/3.00% 2031[4]	4,585	3,794
Greek Government 2.00%/3.00% 2032[4]	4,585	3,733
Capital World Bond Fund — Page 1 of 23

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Greek Government 2.00%/3.00% 2033[4]	€4,585	$3,688
Greek Government 2.00%/3.00% 2034[4]	4,585	3,636
Greek Government 2.00%/3.00% 2035[4]	4,585	3,614
Greek Government 2.00%/3.00% 2036[4]	6,935	5,401
Greek Government 2.00%/3.00% 2037[4]	7,285	5,643
Greek Government 2.00%/3.00% 2038[4]	6,085	4,675
Greek Government 2.00%/3.00% 2039[4]	5,185	3,953
Greek Government 2.00%/3.00% 2040[4]	7,835	5,970
Greek Government 2.00%/3.00% 2041[4]	10,235	7,805
Greek Government 2.00%/3.00% 2042[4]	6,085	4,641
HBOS PLC 4.375% 2019[1]	885	1,122
HSBC Bank PLC 4.00% 2021	1,000	1,512
HSBC Holdings PLC 3.375% 2024[1]	15,975	21,487
Hungarian Government 5.75% 2018	35,690	51,133
Hungarian Government 6.00% 2019	23,625	34,870
Hungarian Government 3.875% 2020	2,000	2,742
Imperial Tobacco Finance PLC 5.00% 2019	12,425	18,665
Intesa Sanpaolo SpA 6.625% 2023	20,260	31,086
Irish Government 4.50% 2020	28,770	43,816
Irish Government 3.90% 2023	44,930	67,701
Irish Government 3.40% 2024	136,240	198,196
Irish Government 5.40% 2025	14,250	23,994
Italian Government 4.75% 2017	7,000	9,798
Italian Government 4.50% 2019	14,870	21,712
Italian Government 4.25% 2020	32,250	47,327
Italian Government 2.15% 2021	19,150	24,852
Italian Government 5.50% 2022	35,020	55,690
Italian Government 4.50% 2023	39,225	58,848
Italian Government 4.50% 2024	44,350	66,705
Italian Government 4.75% 2044	2,925	4,443
Lloyds Banking Group PLC 6.50% 2020	26,550	41,235
Merrill Lynch & Co., Inc. 4.625% 2018	17,536	25,071
Mondelez International, Inc. 2.375% 2021	6,300	8,486
Netherlands Government Eurobond 4.00% 2019	38,500	57,373
Netherlands Government Eurobond 2.25% 2022	8,300	11,665
Netherlands Government Eurobond 2.00% 2024	14,175	19,420
NN Group NV, 4.625% 2044	10,425	13,498
NN Group NV, 4.50% (undated)[1]	21,300	25,863
Novartis Finance SA, 4.25% 2016	1,250	1,687
Portuguese Government 4.45% 2018	8,050	11,289
Portuguese Government 3.85% 2021	126,830	175,165
Portuguese Government 4.95% 2023	47,825	69,550
Portuguese Government 5.65% 2024	24,430	37,123
Portuguese Government 3.875% 2030	28,600	36,628
Rabobank Nederland 3.875% 2023	21,500	30,188
RCI Banque 2.875% 2018	3,700	4,985
Schaeffler Holding Finance BV 6.875% 2018[1,5]	2,800	3,715
Schering-Plough Corp. 5.375% 2014	8,105	10,237
Skandinaviska Enskilda 4.25% 2018	1,500	2,134
Slovenia (Republic of) 4.125% 2020	29,155	41,533
Slovenia (Republic of) 4.625% 2024	20,425	30,201
Spanish Government 1.40% 2020	43,000	55,406
Spanish Government 5.85% 2022	130,530	214,494
Spanish Government 5.40% 2023	106,225	171,505
Spanish Government 3.80% 2024	50,831	73,863
Capital World Bond Fund — Page 2 of 23

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Spanish Government 2.75% 2024	€60,715	$80,596
Spanish Government 5.15% 2044	84,460	139,234
Standard Chartered Bank 5.875% 2017	6,000	8,615
Svenska Handelsbanken AB 2.656% 2024[1]	16,225	21,416
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 5.75% 2021	1,250	1,676
		2,878,824
British pounds 5.89%
Bank of Scotland PLC 9.375% 2021	£4,160	8,735
Barclays Bank PLC 10.00% 2021	4,000	8,564
BNP Paribas 5.75% 2022	1,100	1,996
Deutsche Telekom International Finance BV 6.50% 2022	4,606	9,093
Electricité de France SA 6.00% 2114	2,000	4,014
France Télécom 7.25% 2020	4,425	8,845
General Electric Capital Corp. 5.625% 2031	750	1,491
Lloyds Banking Group PLC 7.625% 2025	2,550	5,176
Lloyds TSB Bank PLC 10.75% 2021[1]	1,025	1,936
National Grid Transco PLC 4.00% 2027	2,250	3,750
Nestlé Finance International Ltd. 2.25% 2023	1,000	1,567
RSA Insurance Group PLC 9.375% 2039[1]	6,583	13,011
RSA Insurance Group PLC 8.50% (undated)[1]	6,900	11,315
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[2,6]	2,400	3,703
Telecom Italia SpA 6.375% 2019	3,000	5,295
Tesco PLC 5.50% 2033	890	1,466
United Kingdom 2.75% 2015	9,650	15,758
United Kingdom 2.00% 2016	24,000	39,583
United Kingdom 1.75% 2019	37,925	61,416
United Kingdom 2.00% 2020	131,270	213,393
United Kingdom 3.75% 2020	50,900	90,999
United Kingdom 3.75% 2021	25,900	46,604
United Kingdom 1.75% 2022	4,750	7,450
United Kingdom 2.25% 2023	47,945	77,364
United Kingdom 4.75% 2030	25,185	51,291
United Kingdom 4.50% 2034	4,170	8,374
United Kingdom 4.25% 2040	8,355	16,559
United Kingdom 3.25% 2044	34,305	57,669
Wal-Mart Stores, Inc. 5.625% 2034	1,000	2,075
		778,492
Japanese yen 3.93%
European Investment Bank 1.40% 2017	¥721,700	6,835
Japanese Government, Series 340, 0.10% 2016	700,000	6,386
Japanese Government, Series 14, 1.20% 2017[3]	1,311,432	13,501
Japanese Government, Series 289, 1.50% 2017	2,993,000	28,516
Japanese Government, Series 113, 0.30% 2018	3,455,000	31,716
Japanese Government, Series 312, 1.20% 2020	1,940,000	18,754
Japanese Government, Series 315, 1.20% 2021	12,707,800	123,172
Japanese Government, Series 319, 1.10% 2021	1,130,000	10,899
Japanese Government, Series 323, 0.90% 2022	5,305,000	50,455
Japanese Government, Series 17, 0.10% 2023[3]	2,877,300	28,292
Japanese Government, Series 116, 2.20% 2030	4,070,000	43,654
Japanese Government, Series 145, 1.70% 2033	6,000,000	58,808
Japanese Government, Series 21, 2.30% 2035	8,040,000	85,259
Capital World Bond Fund — Page 3 of 23

Bonds, notes & other debt instruments Japanese yen (continued)	Principal amount (000)	Value (000)
Japanese Government, Series 29, 2.40% 2038	¥927,600	$9,986
Japanese Government, Series 37, 1.90% 2042	263,250	2,573
		518,806
Mexican pesos 3.17%
América Móvil, SAB de CV 8.46% 2036	MXN15,000	1,093
Red de Carreteras de Occidente 9.00% 2028[2]	36,950	2,648
United Mexican States Government, Series M10, 8.00% 2015	341,000	26,799
United Mexican States Government, Series M, 6.25% 2016	307,500	23,938
United Mexican States Government, Series M, 5.00% 2017	970,000	73,508
United Mexican States Government 4.00% 2019[3]	310,852	25,658
United Mexican States Government, Series M, 8.00% 2020	230,000	19,327
United Mexican States Government 2.50% 2020[3]	51,809	3,932
United Mexican States Government, Series M, 6.50% 2021	1,327,500	103,557
United Mexican States Government 2.00% 2022[3]	463,687	33,624
United Mexican States Government, Series M20, 10.00% 2024	430,500	41,468
United Mexican States Government, Series M30, 10.00% 2036	300,000	30,259
United Mexican States Government 4.00% 2040[3]	304,635	24,266
United Mexican States Government, Series M, 7.75% 2042	102,500	8,381
		418,458
Polish zloty 2.38%
Polish Government, Series 1017, 5.25% 2017	PLN58,262	19,233
Polish Government, Series 1020, 5.25% 2020	183,150	63,656
Polish Government, Series 1021, 5.75% 2021	460,395	165,598
Polish Government, Series 0922, 5.75% 2022	119,755	43,538
Polish Government, Series 102, 4.00% 2023	69,530	22,687
		314,712
Hungarian forints 1.19%
Hungarian Government, Series 20A, 7.50% 2020	HUF22,700,000	109,961
Hungarian Government, Series 22A, 7.00% 2022	1,300,000	6,196
Hungarian Government, Series 23A, 6.00% 2023	6,470,700	29,208
Hungarian Government, Series 25B, 5.50% 2025	2,786,740	12,147
		157,512
Colombian pesos 1.15%
Colombia (Republic of), Series B, 5.00% 2018	COP134,824,800	65,070
Colombia (Republic of), Series B, 7.00% 2022	29,429,400	14,804
Colombia (Republic of), Series B, 10.00% 2024	14,662,000	8,851
Colombia (Republic of), Series B, 6.00% 2028	135,577,800	59,962
Colombia (Republic of) Global 12.00% 2015	643,000	341
Colombia (Republic of) Global 9.85% 2027	1,164,000	728
Financiera de Desarrollo Territorial 7.875% 2024	4,626,000	2,337
		152,093
Indian rupees 1.03%
India (Republic of) 7.28% 2019	INR8,790,000	136,432
Capital World Bond Fund — Page 4 of 23

Bonds, notes & other debt instruments Norwegian kroner 0.86%	Principal amount (000)	Value (000)
Norwegian Government 4.50% 2019	NKr26,700	$4,672
Norwegian Government 3.75% 2021	378,640	65,519
Norwegian Government 3.00% 2024	258,700	42,860
		113,051
South Korean won 0.66%
South Korean Government 5.50% 2017	KRW70,413,470	72,746
South Korean Government, Series 2303, 3.00% 2023	14,548,210	13,989
		86,735
Brazilian reais 0.63%
Brazil (Federal Republic of) 10.00% 2017	BRL28,000	10,932
Brazil (Federal Republic of) 6.00% 2017[3]	59,978	24,609
Brazil (Federal Republic of) 6.00% 2018[3]	59,766	24,322
Brazil (Federal Republic of) 6.00% 2022[3]	11,978	4,868
Brazil (Federal Republic of) 10.00% 2025	53,000	18,798
		83,529
Canadian dollars 0.56%
Canada Housing Trust 3.35% 2020	C$10,000	9,585
Canadian Government 2.00% 2014	5,700	5,099
Canadian Government 1.50% 2015	3,500	3,140
Canadian Government 1.25% 2018	1,000	890
Canadian Government 1.75% 2019	28,250	25,490
Canadian Government 2.75% 2022	18,440	17,439
Canadian Government 2.50% 2024	3,000	2,765
Canadian Government 5.75% 2029	2,000	2,517
Canadian Government 5.00% 2037	2,650	3,322
Hydro One Inc. 5.49% 2040	2,000	2,199
Rogers Communications Inc. 5.80% 2016	1,750	1,660
		74,106
Swedish kronor 0.55%
Swedish Government, Series 1047, 5.00% 2020	SKr183,600	31,667
Swedish Government, Series 105, 3.50% 2022	251,980	40,919
		72,586
Russian rubles 0.50%
Russian Federation 7.50% 2018	RUB2,751,750	66,195
Israeli shekels 0.48%
Israeli Government 5.50% 2017	ILS40,890	12,442
Israeli Government 4.25% 2023	161,550	50,884
		63,326
South African rand 0.47%
South Africa (Republic of), Series R-208, 6.75% 2021	ZAR351,550	29,388
South Africa (Republic of), Series R-214, 6.50% 2041	495,800	33,098
		62,486
Capital World Bond Fund — Page 5 of 23

Bonds, notes & other debt instruments Turkish lira 0.39%	Principal amount (000)	Value (000)
Turkey (Republic of) 9.00% 2016	TRY3,900	$1,701
Turkey (Republic of) 6.30% 2018	10,100	4,040
Turkey (Republic of) 3.50% 2019[3]	18,485	8,672
Turkey (Republic of) 10.50% 2020	25,125	11,539
Turkey (Republic of) 3.00% 2021[3]	29,133	13,514
Turkey (Republic of) 9.50% 2022	6,500	2,831
Turkey (Republic of) 8.80% 2023	11,160	4,630
Turkey (Republic of) 2.80% 2023[3]	10,596	4,934
		51,861
Indonesian rupiah 0.38%
Indonesia (Republic of) 7.875% 2019	IDR242,200,000	19,628
Indonesia (Republic of) 8.375% 2034	393,779,000	30,616
		50,244
Australian dollars 0.28%
Australian Government, Series 122, 5.25% 2019	A$1,500	1,442
Australian Government, Series 136, 4.75% 2027	4,600	4,461
Queensland Treasury Corp., Series 15, 6.00% 2015	2,150	1,947
Queensland Treasury Corp., Series 17, 6.00% 2017	3,500	3,338
Queensland Treasury Corp., Series 24, 5.75% 2024	25,625	25,677
		36,865
Malaysian ringgits 0.27%
Malaysian Government, Series 0113, 3.172% 2016	MYR26,250	7,982
Malaysian Government, Series 0214, 3.394% 2017	44,900	13,663
Malaysian Government, Series 0613, 3.889% 2020	44,000	13,486
		35,131
Philippine pesos 0.15%
Philippines (Republic of), Series 751, 5.00% 2018	PHP155,750	3,707
Philippines (Republic of) 4.95% 2021	114,000	2,690
Philippines (Republic of) 6.25% 2036	548,000	12,888
		19,285
Chilean pesos 0.08%
Chilean Government 5.50% 2020	CLP5,808,500	10,271
Nigerian naira 0.04%
Nigeria (Republic of) 10.00% 2030	NGN941,000	4,847
U.S. dollars 45.07%
21st Century Fox America, Inc. 3.70% 2024[6]	$1,555	1,545
21st Century Fox America, Inc. 4.75% 2044[6]	1,910	1,925
AAF Holdings LLC 12.75% 2019[1,2,5,6]	1,700	1,679
ABB Finance (USA) Inc. 1.625% 2017	2,000	2,013
ABB Finance (USA) Inc. 2.875% 2022	3,830	3,793
AbbVie Inc. 2.90% 2022	5,110	4,896
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 2018[6]	8,000	9,424
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[6]	2,000	2,337
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[6]	1,135	1,122
Academy Sports 9.25% 2019[6]	3,000	3,187
ACE INA Holdings Inc. 2.60% 2015	1,625	1,660
Capital World Bond Fund — Page 6 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 3.35% 2024	$3,110	$3,110
AECOM Technology Corp. 5.75% 2022[6]	1,175	1,190
Alcatel-Lucent USA Inc. 4.625% 2017[6]	2,075	2,109
Alcatel-Lucent USA Inc. 8.875% 2020[6]	1,425	1,550
Alcatel-Lucent USA Inc. 6.75% 2020[6]	2,500	2,556
Alexandria Real Estate Equities, Inc. 2.75% 2020	1,030	1,022
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,750	1,747
Alexandria Real Estate Equities, Inc. 4.50% 2029	300	301
Allegiant Travel Co. 5.50% 2019	6,250	6,406
Alpha Natural Resources, Inc. 6.00% 2019	2,050	1,250
Alpha Natural Resources, Inc. 7.50% 2020[6]	1,550	1,391
Altegrity, Inc. 9.50% 2019[6]	4,500	4,162
Altice Finco SA 6.50% 2022[6]	3,900	4,007
Altice Finco SA, First Lien, 7.75% 2022[6]	3,025	3,131
Altice Finco SA 8.125% 2024[6]	1,475	1,586
Altria Group, Inc. 9.95% 2038	2,500	4,146
Altria Group, Inc. 4.50% 2043	8,500	8,056
Altria Group, Inc. 5.375% 2044	2,250	2,406
American Campus Communities, Inc. 3.75% 2023	3,090	3,052
American Campus Communities, Inc. 4.125% 2024	635	638
American Electric Power Co. 1.65% 2017	2,960	2,961
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,2,7]	1,700	1,690
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,2,7]	1,650	1,643
American Energy (Permian Basin) 7.125% 2020[6]	2,025	1,863
American Energy (Permian Basin) 7.375% 2021[6]	1,225	1,127
American Energy (Woodford LLC), 9.00% 2022[6]	2,925	2,728
American Express Co. 1.55% 2018	8,750	8,630
American International Group, Inc. 2.30% 2019	1,745	1,735
American International Group, Inc. 3.375% 2020	6,000	6,189
American International Group, Inc. 4.50% 2044	2,050	2,034
Amgen Inc. 2.20% 2019	140	139
Anadarko Petroleum Corp. 5.95% 2016	2,250	2,455
Anadarko Petroleum Corp. 8.70% 2019	3,000	3,778
Anadarko Petroleum Corp. 3.45% 2024	2,250	2,215
Arch Coal, Inc. 7.00% 2019	2,675	1,434
Arch Coal, Inc., Term Loan B1, 6.25% 2018[1,2,7]	4,455	4,084
Argentina (Republic of) 7.00% 2017	5,700	4,900
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	4,025	3,960
AT&T Inc. 4.80% 2044	1,800	1,778
Athlon Energy Inc. 6.00% 2022[6]	4,300	4,622
AvalonBay Communities, Inc. 3.625% 2020	1,450	1,509
AvalonBay Communities, Inc. 2.85% 2023	2,875	2,759
AXA SA 8.60% 2030	18,550	24,996
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[1,2]	1,464	1,561
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1,2]	4,512	4,724
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.79% 2049[1,2]	1,120	1,215
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 6.015% 2051[1,2]	3,020	3,330
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[1,2]	2,315	2,589
Banco de Crédito del Perú 5.375% 2020[6]	7,000	7,577
Bank of America Corp. 1.70% 2017	3,500	3,492
Bank of America Corp. 2.60% 2019	2,000	1,998
Bank of America Corp., Series L, 2.65% 2019	2,000	1,998
Bank of America Corp. 4.00% 2024	16,090	16,281
Barclays Bank PLC 2.50% 2019	1,410	1,414
Baxter International Inc. 1.85% 2018	2,995	2,986
Capital World Bond Fund — Page 7 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Baxter International Inc. 3.20% 2023	$2,616	$2,587
BBVA Bancomer SA 6.50% 2021[6]	1,455	1,593
BE Aerospace, Inc. 5.25% 2022	2,600	2,814
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[1,2]	1,750	1,915
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[1,2]	2,375	2,646
Bermuda Government 5.603% 2020[6]	4,935	5,429
Bermuda Government 5.603% 2020	1,800	1,980
Bermuda Government 4.138% 2023[6]	4,900	4,851
Bermuda Government 4.854% 2024[6]	15,475	16,055
BHP Billiton Finance (USA) Ltd. 5.00% 2043	1,150	1,267
Boardwalk Pipeline Partners 3.375% 2023	2,000	1,865
Boyd Gaming Corp. 9.125% 2018	2,000	2,095
Boyd Gaming Corp. 9.00% 2020	6,475	6,823
BP Capital Markets PLC 0.657% 2016[1]	10,000	10,020
BPCE SA group 5.70% 2023[6]	17,930	19,130
BPCE SA group 4.625% 2024[6]	2,000	1,961
BPCE SA group 4.50% 2025[6]	5,575	5,426
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,508
Brandywine Operating Partnership, LP 5.70% 2017	15	16
Brandywine Operating Partnership, LP 3.95% 2023	750	751
British American Tobacco International Finance PLC 9.50% 2018[6]	7,485	9,584
Builders Firstsource 7.625% 2021[6]	4,075	4,156
Burger King Corp. 6.00% 2022[6]	2,900	2,896
Burlington Northern Santa Fe LLC 3.05% 2022	5,815	5,747
Burlington Northern Santa Fe LLC 3.00% 2023	2,375	2,309
Burlington Northern Santa Fe LLC 3.75% 2024	3,975	4,058
Burlington Northern Santa Fe LLC 3.40% 2024	5,920	5,851
Burlington Northern Santa Fe LLC 4.90% 2044	565	596
Burlington Northern Santa Fe LLC 4.55% 2044	360	361
Caesars Entertainment Operating Co. 9.00% 2020	2,725	2,098
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,660
Canadian Natural Resources Ltd. 3.80% 2024	425	431
Carnival Corp. 3.95% 2020	1,200	1,258
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[1,2,7]	414	415
CEC Entertainment, Inc. 8.00% 2022[6]	2,075	1,950
Celgene Corp 3.625% 2024	6,760	6,703
Celgene Corp 4.625% 2044	3,740	3,684
CEMEX Finance LLC 9.375% 2022[6]	1,635	1,852
Cenovus Energy Inc. 3.00% 2022	1,312	1,284
Cenovus Energy Inc. 3.80% 2023	4,350	4,453
CenterPoint Energy Resources Corp. 4.50% 2021	3,225	3,532
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[2]	2,225	2,490
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[6]	9,450	9,769
Ceridian LLC / Comdata Inc. 8.125% 2017[6]	3,125	3,137
CEVA Group PLC 4.00% 2018[6]	3,000	2,816
CEVA Group PLC 7.00% 2021[6]	3,550	3,568
CEVA Group PLC 9.00% 2021[6]	1,700	1,700
CEVA Group PLC, LOC, 6.50% 2021[1,2,7]	969	941
CEVA Group PLC, Term Loan B, 6.50% 2021[1,2,7]	1,402	1,362
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,7]	1,016	988
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,7]	175	170
CEZ, a s 4.25% 2022[6]	11,975	12,695
Chevron Corp. 3.191% 2023	1,750	1,766
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A-1, 1.199% 2047[2]	1,982	1,974
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[2]	6,500	6,976
Capital World Bond Fund — Page 8 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 2.55% 2019	$13,535	$13,542
Citigroup Inc. 2.50% 2019	13,000	12,896
Citigroup Inc. 3.75% 2024	20,945	20,895
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[1,2]	4,807	4,939
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[2]	4,705	4,992
CME Group Inc. 5.30% 2043	1,185	1,361
CMS Energy Corp. 8.75% 2019	1,312	1,668
CMS Energy Corp. 5.05% 2022	1,458	1,632
CMS Energy Corp. 3.875% 2024	480	492
CMS Energy Corp. 4.70% 2043	1,900	1,927
CMS Energy Corp. 4.875% 2044	3,146	3,277
CNA Financial Corp. 7.35% 2019	1,200	1,446
CNOOC Finance (2013) Ltd. 3.00% 2023	1,600	1,490
CoBank, ACB 7.875% 2018[6]	430	505
CoBank, ACB 0.834% 2022[1,6]	4,275	4,019
Colbun SA 6.00% 2020[6]	5,150	5,703
Colbun SA 4.50% 2024[6]	1,800	1,794
Comcast Corp. 6.40% 2038	1,750	2,240
Comcast Corp. 4.65% 2042	10,550	10,937
Comcast Corp. 4.75% 2044	5,695	6,032
Comision Federal de Electricidad 4.875% 2024[6]	3,500	3,687
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[2]	4,771	5,134
Commercial Mortgage Trust, Series 2014-UBS2, Class A-1, 1.298% 2047[2]	3,585	3,565
Commonwealth Bank of Australia 0.75% 2016[2,6]	6,000	6,006
ConAgra Foods, Inc. 1.30% 2016	2,800	2,812
ConAgra Foods, Inc. 3.20% 2023	3,046	2,927
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	594	631
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	189	210
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	2,259	2,548
ConvaTec Finance International SA 8.25% 2019[1,5,6]	6,020	6,129
Corporate Office Properties Trust 3.60% 2023	1,610	1,543
Cox Communications, Inc. 2.95% 2023[6]	6,250	5,863
CRC Health Corp, Term Loan, 5.25% 2021[1,2,7]	1,259	1,256
Credit Suisse Group AG 1.375% 2017	8,150	8,110
Credit Suisse Group AG 2.30% 2019	8,150	8,076
Crescent Resources 10.25% 2017[6]	475	518
Croatian Government 6.75% 2019[6]	1,300	1,440
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[2]	7,155	7,645
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,2]	3,000	3,263
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[1,2]	840	911
CSX Corp. 3.40% 2024	1,720	1,719
Cumulus Media Holdings Inc. 7.75% 2019	2,920	3,004
Cumulus Media Inc., Term Loan B, 4.25% 2020[1,2,7]	1,525	1,502
CVS Caremark Corp. 2.25% 2019	2,245	2,224
CVS Caremark Corp. 3.375% 2024	487	481
DaimlerChrysler North America Holding Corp. 2.625% 2016[6]	2,000	2,059
DaimlerChrysler North America Holding Corp. 2.40% 2017[6]	2,500	2,570
DaimlerChrysler North America Holding Corp. 1.375% 2017[6]	2,455	2,445
DaimlerChrysler North America Holding Corp. 2.375% 2018[6]	4,000	4,053
DaimlerChrysler North America Holding Corp. 2.875% 2021[6]	9,950	10,017
DaimlerChrysler North America Holding Corp. 3.25% 2024[6]	1,135	1,120
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	11,889
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2,6]	4,026	4,159
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[2,6]	3,000	3,357
DCT Industrial Trust Inc. 4.50% 2023	3,135	3,204
Capital World Bond Fund — Page 9 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Del Monte Corp. 7.625% 2019	$2,077	$2,064
Delhaize Group 5.70% 2040	2,129	2,267
Dell, Inc. Term Loan B, 4.50% 2020[1,2,7]	4,273	4,248
Delta 2 (Formula One), Term Loan B, 4.75% 2021[1,2,7]	1,075	1,062
Delta 2 (Formula One), Term Loan B, 7.75% 2022[1,2,7]	3,500	3,493
Deutsche Telekom International Finance BV 3.125% 2016[6]	2,715	2,803
Deutsche Telekom International Finance BV 9.25% 2032	11,340	18,064
Developers Diversified Realty Corp. 5.50% 2015	5,190	5,323
Developers Diversified Realty Corp. 9.625% 2016	3,410	3,829
Developers Diversified Realty Corp. 7.50% 2017	3,260	3,710
Developers Diversified Realty Corp. 4.75% 2018	475	513
Developers Diversified Realty Corp. 7.875% 2020	4,170	5,189
Devon Energy Corp. 2.25% 2018	520	519
Devon Energy Corp. 3.25% 2022	3,535	3,516
Devon Energy Corp. 4.75% 2042	725	724
Diamond Offshore Drilling, Inc. 4.875% 2043	3,770	3,508
Digicel Group Ltd. 8.25% 2020[6]	7,750	8,022
Digicel Group Ltd. 7.125% 2022[6]	1,200	1,201
DISH DBS Corp. 4.625% 2017	725	741
DJO Finance LLC 9.75% 2017	2,795	2,851
DJO Finance LLC 8.75% 2018	425	450
DJO Finance LLC 7.75% 2018	910	919
DJO Finance LLC 9.875% 2018	1,215	1,279
Dollar General Corp. 1.875% 2018	4,388	4,230
Dollar General Corp. 3.25% 2023	8,492	7,602
Dominican Republic 7.50% 2021[2,6]	4,000	4,520
Ecopetrol SA 5.875% 2045	60	61
EDP Finance BV 6.00% 2018[6]	4,000	4,314
EDP Finance BV 5.25% 2021[6]	2,500	2,605
Electricité de France SA 1.15% 2017[6]	4,000	3,992
Electricité de France SA 4.60% 2020[6]	2,200	2,432
Electricité de France SA 6.95% 2039[6]	1,325	1,767
Electricité de France SA 4.875% 2044[6]	5,410	5,739
Empresa Nacional de Electricidad SA 4.25% 2024	2,100	2,111
ENA Norte Trust 4.95% 2028[2,6]	6,879	7,160
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,320	6,094
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,215
Enbridge Energy Partners, LP 5.20% 2020	7,335	8,169
Enbridge Inc. 4.00% 2023	7,750	8,041
Enbridge Inc. 4.50% 2044	1,100	1,075
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[6]	6,315	6,252
Enel Finance International SA 6.00% 2039[6]	4,740	5,417
Enel Società per Azioni 8.75% 2073[1,6]	10,000	11,675
EnLink Midstream Partners, LP 2.70% 2019	495	499
EnLink Midstream Partners, LP 4.40% 2024	975	1,014
Enterprise Products Operating LLC 3.90% 2024	3,430	3,488
Enterprise Products Operating LLC 4.85% 2044	300	306
Enterprise Products Operating LLC 5.10% 2045	1,590	1,684
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.006% 2031[1,2,6]	10,670	10,677
ERP Operating LP 5.125% 2016	1,110	1,179
ERP Operating LP 4.625% 2021	2,020	2,207
Essex Portfolio L.P. 3.25% 2023	2,870	2,784
Essex Portfolio L.P. 3.875% 2024	3,360	3,372
Export-Import Bank of Korea 4.375% 2021	4,000	4,326
Capital World Bond Fund — Page 10 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Express Scripts Inc. 3.125% 2016	$10,250	$10,620
Exxon Mobil Corp. 1.819% 2019	3,500	3,503
Exxon Mobil Corp. 3.176% 2024	2,900	2,962
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[2]	6,989	6,864
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[2]	7,000	6,682
Fannie Mae, Series 2001-4, Class GA, 9.449% 2025[1,2]	4	4
Fannie Mae 6.00% 2026[2]	251	284
Fannie Mae 2.50% 2026[2]	603	610
Fannie Mae 2.50% 2026[2]	339	343
Fannie Mae 2.50% 2027[2]	543	550
Fannie Mae 2.50% 2027[2]	42	42
Fannie Mae 2.50% 2027[2]	880	891
Fannie Mae 2.50% 2027[2]	91	92
Fannie Mae 2.50% 2027[2]	44	45
Fannie Mae 2.50% 2027[2]	41	41
Fannie Mae 2.50% 2028[2]	106	107
Fannie Mae 2.50% 2028[2]	862	873
Fannie Mae 2.50% 2028[2]	359	364
Fannie Mae 2.50% 2028[2]	182	185
Fannie Mae 2.50% 2028[2]	90	92
Fannie Mae 2.50% 2028[2]	460	466
Fannie Mae 2.50% 2028[2]	154	156
Fannie Mae 2.50% 2028[2]	941	952
Fannie Mae 2.50% 2028[2]	690	699
Fannie Mae 2.50% 2028[2]	455	461
Fannie Mae 2.50% 2028[2]	369	373
Fannie Mae 2.50% 2028[2]	225	227
Fannie Mae 2.50% 2028[2]	103	104
Fannie Mae 2.50% 2028[2]	55	56
Fannie Mae 2.50% 2028[2]	850	860
Fannie Mae 2.50% 2028[2]	838	848
Fannie Mae 2.50% 2028[2]	727	735
Fannie Mae 2.50% 2028[2]	226	229
Fannie Mae 2.50% 2028[2]	178	181
Fannie Mae 2.50% 2028[2]	90	91
Fannie Mae 2.50% 2028[2]	1,319	1,335
Fannie Mae 2.50% 2028[2]	877	888
Fannie Mae 2.50% 2028[2]	875	886
Fannie Mae 2.50% 2028[2]	826	835
Fannie Mae 2.50% 2028[2]	486	492
Fannie Mae 2.50% 2028[2]	438	443
Fannie Mae 2.50% 2028[2]	368	373
Fannie Mae 2.50% 2028[2]	174	176
Fannie Mae 2.50% 2028[2]	142	144
Fannie Mae 2.50% 2028[2]	135	137
Fannie Mae 2.50% 2028[2]	1,002	1,015
Fannie Mae 2.50% 2028[2]	956	967
Fannie Mae 2.50% 2028[2]	898	909
Fannie Mae 2.50% 2028[2]	874	884
Fannie Mae 2.50% 2028[2]	863	874
Fannie Mae 2.50% 2028[2]	859	869
Fannie Mae 2.50% 2028[2]	761	770
Fannie Mae 2.50% 2028[2]	738	747
Fannie Mae 2.50% 2028[2]	479	484
Fannie Mae 2.50% 2028[2]	470	476
Capital World Bond Fund — Page 11 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.50% 2028[2]	$457	$463
Fannie Mae 2.50% 2028[2]	452	458
Fannie Mae 2.50% 2028[2]	368	373
Fannie Mae 2.50% 2028[2]	301	305
Fannie Mae 2.50% 2028[2]	289	293
Fannie Mae 2.50% 2028[2]	286	289
Fannie Mae 2.50% 2028[2]	280	283
Fannie Mae 2.50% 2028[2]	249	251
Fannie Mae 2.50% 2028[2]	227	230
Fannie Mae 2.50% 2028[2]	181	183
Fannie Mae 2.50% 2028[2]	176	178
Fannie Mae 2.50% 2028[2]	158	160
Fannie Mae 2.50% 2028[2]	144	146
Fannie Mae 2.50% 2028[2]	140	142
Fannie Mae 2.50% 2028[2]	94	95
Fannie Mae 2.50% 2028[2]	60	61
Fannie Mae 2.50% 2028[2]	953	965
Fannie Mae 2.50% 2028[2]	891	902
Fannie Mae 2.50% 2028[2]	791	801
Fannie Mae 2.50% 2028[2]	633	638
Fannie Mae 2.50% 2028[2]	585	592
Fannie Mae 2.50% 2028[2]	583	587
Fannie Mae 2.50% 2028[2]	514	520
Fannie Mae 2.50% 2028[2]	486	491
Fannie Mae 2.50% 2028[2]	461	466
Fannie Mae 2.50% 2028[2]	434	439
Fannie Mae 2.50% 2028[2]	399	404
Fannie Mae 2.50% 2028[2]	378	381
Fannie Mae 2.50% 2028[2]	327	331
Fannie Mae 2.50% 2028[2]	325	329
Fannie Mae 2.50% 2028[2]	313	317
Fannie Mae 2.50% 2028[2]	299	303
Fannie Mae 2.50% 2028[2]	281	284
Fannie Mae 2.50% 2028[2]	267	270
Fannie Mae 2.50% 2028[2]	232	235
Fannie Mae 2.50% 2028[2]	223	226
Fannie Mae 2.50% 2028[2]	191	193
Fannie Mae 2.50% 2028[2]	138	140
Fannie Mae 2.50% 2028[2]	118	119
Fannie Mae 2.50% 2028[2]	110	112
Fannie Mae 2.50% 2028[2]	101	102
Fannie Mae 2.50% 2028[2]	90	91
Fannie Mae 2.50% 2028[2]	61	62
Fannie Mae 2.50% 2028[2]	53	54
Fannie Mae 2.50% 2028[2]	38	38
Fannie Mae 2.50% 2028[2]	35	35
Fannie Mae 2.50% 2028[2]	34	34
Fannie Mae 2.50% 2028[2]	9,241	9,308
Fannie Mae 2.50% 2028[2]	1,002	1,009
Fannie Mae 2.50% 2028[2]	990	997
Fannie Mae 2.50% 2028[2]	950	956
Fannie Mae 2.50% 2028[2]	946	953
Fannie Mae 2.50% 2028[2]	937	944
Fannie Mae 2.50% 2028[2]	891	901
Fannie Mae 2.50% 2028[2]	783	792
Capital World Bond Fund — Page 12 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.50% 2028[2]	$764	$770
Fannie Mae 2.50% 2028[2]	612	617
Fannie Mae 2.50% 2028[2]	589	596
Fannie Mae 2.50% 2028[2]	483	488
Fannie Mae 2.50% 2028[2]	475	478
Fannie Mae 2.50% 2028[2]	421	426
Fannie Mae 2.50% 2028[2]	324	326
Fannie Mae 2.50% 2028[2]	316	320
Fannie Mae 2.50% 2028[2]	302	305
Fannie Mae 2.50% 2028[2]	255	258
Fannie Mae 2.50% 2028[2]	228	230
Fannie Mae 2.50% 2028[2]	143	145
Fannie Mae 2.50% 2028[2]	128	129
Fannie Mae 2.50% 2028[2]	90	91
Fannie Mae 2.50% 2028[2]	86	87
Fannie Mae 2.50% 2028[2]	44	44
Fannie Mae 2.50% 2028[2]	1,013	1,025
Fannie Mae 2.50% 2028[2]	947	954
Fannie Mae 2.50% 2028[2]	917	924
Fannie Mae 2.50% 2028[2]	748	754
Fannie Mae 2.50% 2028[2]	480	486
Fannie Mae 5.50% 2033[2]	2,897	3,254
Fannie Mae 6.00% 2035[2]	183	208
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[2]	336	373
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[2]	1,297	1,176
Fannie Mae 5.50% 2038[2]	2,500	2,794
Fannie Mae 2.25% 2039[1,2]	205	219
Fannie Mae 2.28% 2039[1,2]	189	203
Fannie Mae 2.335% 2039[1,2]	189	203
Fannie Mae 3.21% 2039[1,2]	635	672
Fannie Mae 3.446% 2039[1,2]	499	533
Fannie Mae 3.937% 2039[1,2]	266	280
Fannie Mae 3.961% 2039[1,2]	201	210
Fannie Mae 4.378% 2040[1,2]	1,308	1,391
Fannie Mae 4.00% 2041[2]	782	826
Fannie Mae 5.00% 2041[2]	3,526	3,911
Fannie Mae 5.00% 2041[2]	10,616	11,798
Fannie Mae 3.547% 2041[1,2]	5,283	5,528
Fannie Mae 4.00% 2042[2]	7,198	7,620
Fannie Mae 4.00% 2043[2]	24,703	26,208
Fannie Mae 4.00% 2043[2]	2,238	2,374
Fannie Mae 4.00% 2043[2]	1,105	1,174
Fannie Mae 4.00% 2043[2]	1,108	1,173
Fannie Mae 3.50% 2044[2,8]	2,940	3,005
Fannie Mae 4.00% 2044[2,8]	34,714	36,588
Fannie Mae 3.50% 2044[2,8]	40,160	40,935
Fannie Mae 4.00% 2044[2,8]	119,876	125,973
Fannie Mae 4.50% 2044[2,8]	423,990	456,377
Fannie Mae 6.50% 2047[2]	90	101
Fannie Mae 7.00% 2047[2]	175	198
Fannie Mae 6.50% 2047[2]	129	144
Fannie Mae 6.50% 2047[2]	75	83
Fannie Mae 6.50% 2048[2]	79	88
Fiat SpA 8.25% 2021	5,800	6,351
First Data Corp. 14.50% 2019[5,6]	914	962
Capital World Bond Fund — Page 13 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
First Data Corp. 6.75% 2020[6]	$3,950	$4,197
First Data Corp. 12.625% 2021	10,511	12,613
First Data Corp. 11.75% 2021	3,894	4,527
First Quantum Minerals Ltd. 6.75% 2020[6]	5,642	5,769
First Quantum Minerals Ltd. 7.00% 2021[6]	5,642	5,748
Ford Motor Credit Co. 2.375% 2018	5,525	5,581
Ford Motor Credit Co. 2.375% 2019	19,825	19,649
Forest Laboratories, Inc. 5.00% 2021[6]	2,405	2,575
Freddie Mac 0.75% 2018	11,300	11,087
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[2]	2,692	2,677
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[2]	3,500	3,448
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[2]	2,750	2,678
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[2]	3,220	3,153
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[2]	3,000	2,970
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	2,178	1,980
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2]	350	317
Freddie Mac 6.00% 2038[2]	119	135
Freddie Mac 3.347% 2039[1,2]	280	293
Freddie Mac 4.00% 2043[2]	2,205	2,331
Freddie Mac 4.00% 2043[2]	1,271	1,345
Freddie Mac 4.00% 2043[2]	1,234	1,307
Freescale Semiconductor, Inc. 6.00% 2022[6]	4,600	4,680
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[1,2,7]	1,358	1,339
Frontier Communications Corp. 8.50% 2020	1,775	1,979
Frontier Communications Corp. 9.25% 2021	6,525	7,479
Frontier Communications Corp. 6.25% 2021	3,475	3,460
Gabonese Republic 6.375% 2024[2,6]	6,490	6,944
Gannett Co., Inc. 4.875% 2021[6]	470	456
Gardner Denver, Inc. Term Loan B, 4.25% 2020[1,2,7]	5,262	5,167
Gates Global LLC 6.00% 2022[6]	3,875	3,662
Gates Global LLC, Term Loan B, 4.25% 2021[1,2,7]	2,450	2,412
Gazprom OJSC 5.999% 2021[6]	3,900	3,939
Gazprom OJSC, Series 9, 6.51% 2022	2,650	2,710
General Electric Capital Corp. 3.45% 2024	1,650	1,657
General Electric Co. 2.70% 2022	3,000	2,921
Ghana (Republic of) 8.50% 2017	1,000	1,078
Ghana (Republic of) 8.125% 2026[2,6]	4,125	4,146
Gilead Sciences, Inc. 2.40% 2014	735	738
Gilead Sciences, Inc. 3.05% 2016	2,920	3,042
Gilead Sciences, Inc. 3.70% 2024	4,680	4,776
Gilead Sciences, Inc. 4.80% 2044	4,710	4,994
Glencore Xstrata LLC 1.594% 2019[1,6]	8,725	8,800
Goldman Sachs Group, Inc. 5.125% 2015	2,914	2,953
Goldman Sachs Group, Inc. 2.625% 2019	8,145	8,131
Goldman Sachs Group, Inc. 4.00% 2024	16,800	16,945
Goldman Sachs Group, Inc. 3.85% 2024	14,410	14,352
Goldman Sachs Group, Inc. 4.80% 2044	1,710	1,726
Goodman Funding Pty Ltd. 6.375% 2020[6]	1,760	2,048
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.014% 2038[1,2]	3,661	3,888
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[2]	6,481	7,005
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[2]	12,250	13,207
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[2]	8,141	8,975
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[1,2]	4,945	5,407
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.009% 2015[1,2,7,9]	31	29
HBOS PLC 6.75% 2018[6]	1,490	1,688
Capital World Bond Fund — Page 14 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
HCA Inc. 5.00% 2024	$2,850	$2,811
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[2,6]	15,106	15,186
Holcim Ltd. 6.00% 2019[6]	3,222	3,708
Holcim Ltd. 5.15% 2023[6]	8,230	9,027
Home Depot, Inc. 4.40% 2045	4,710	4,782
Hospitality Properties Trust 6.30% 2016	1,000	1,057
Hospitality Properties Trust 6.70% 2018	7,580	8,466
Hospitality Properties Trust 5.00% 2022	250	264
Hospitality Properties Trust 4.50% 2023	690	700
Hospitality Properties Trust 4.50% 2025	935	924
HSBC Bank PLC 4.75% 2021[6]	2,150	2,388
HSBC Holdings PLC 4.125% 2020[6]	3,577	3,854
HSBC Holdings PLC 4.00% 2022	6,105	6,437
HSBC Holdings PLC 4.25% 2024	15,205	15,454
HSBC Holdings PLC 5.25% 2044	7,250	7,727
Hughes Satellite Systems Corp. 7.625% 2021	2,500	2,762
Humana Inc. 2.625% 2019	1,070	1,071
Humana Inc. 3.85% 2024	4,000	4,007
Humana Inc. 4.95% 2044	4,000	4,025
Hungarian Government 4.125% 2018	11,130	11,575
Hungarian Government 4.00% 2019	10,750	10,992
Hungarian Government 6.25% 2020	3,975	4,437
Hungarian Government 5.375% 2023	3,610	3,840
Hungarian Government 5.75% 2023	2,300	2,504
Hungarian Government 5.375% 2024	710	751
Hungarian Government 7.625% 2041	18,134	23,212
Iberdrola Finance Ireland 5.00% 2019[6]	5,000	5,541
Imperial Tobacco Finance PLC 3.50% 2023[6]	9,050	8,864
Indonesia (Republic of) 6.875% 2018	4,750	5,373
Indonesia (Republic of) 5.875% 2020[6]	5,625	6,195
Indonesia (Republic of) 5.875% 2020	395	435
Indonesia (Republic of) 4.875% 2021	2,800	2,926
Indonesia (Republic of) 3.75% 2022	4,175	4,050
Indonesia (Republic of) 4.625% 2043	1,380	1,221
Indonesia (Republic of) 6.75% 2044	4,675	5,481
Indonesia (Republic of) 6.75% 2044[6]	925	1,085
Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,163
Intelsat Jackson Holding Co. 6.625% 2022	12,950	13,209
International Paper Co. 7.30% 2039	1,410	1,820
Intesa Sanpaolo SpA 5.017% 2024[6]	17,435	16,973
inVentiv Health Inc, Term Loan B4, 7.75% 2018[1,2,7]	3,060	3,047
inVentiv Health Inc. 9.00% 2018[6]	7,000	7,297
Iraq (Republic of) 5.80% 2028[2,6]	250	226
Iron Mountain Inc. 5.75% 2024	3,550	3,501
iStar Financial Inc. 4.875% 2018	5,000	4,887
iStar Financial Inc. 5.00% 2019	5,600	5,418
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[1,2]	1,229	1,308
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.508% 2045[1,2]	3,830	4,067
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[2]	2,056	2,198
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[2,6]	5,964	6,180
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[2,6]	6,697	6,920
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.892% 2049[1,2]	11,145	12,129
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[2]	3,000	3,265
Jaguar Holding Co. 9.375% 2017[5,6]	13,000	13,162
Jaguar Land Rover PLC 8.125% 2021[6]	5,500	6,043
Capital World Bond Fund — Page 15 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
JMC Steel Group Inc. 8.25% 2018[6]	$4,800	$4,866
JPMorgan Chase & Co. 3.25% 2022	19,791	19,518
JPMorgan Chase & Co. 3.625% 2024	17,685	17,679
JPMorgan Chase & Co. 3.875% 2024	8,920	8,740
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[1]	3,000	2,936
Jupiter Resources Inc. 8.50% 2022[6]	3,000	2,670
Kenya (Rebulic of) 5.875 2019[6]	600	619
Kenya (Republic of) 6.875% 2024[6]	10,550	11,125
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,381
Kimco Realty Corp. 5.584% 2015	2,003	2,108
Kimco Realty Corp. 5.70% 2017	500	553
Kimco Realty Corp. 4.30% 2018	500	538
Kimco Realty Corp. 6.875% 2019	8,010	9,528
Kinder Morgan Energy Partners, LP 2.65% 2019	670	669
Kinder Morgan Energy Partners, LP 3.50% 2021	3,960	3,980
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	7,181
Kinder Morgan Energy Partners, LP 3.50% 2023	4,490	4,273
Kinder Morgan Energy Partners, LP 4.15% 2024	9,450	9,392
Kinder Morgan Energy Partners, LP 4.25% 2024	1,960	1,943
Kinder Morgan Energy Partners, LP 5.50% 2044	14,349	14,433
Kindred Healthcare Inc., Term Loan B, 4.00% 2021[1,2,7]	4,628	4,556
Kinetic Concepts, Inc. 10.50% 2018	3,845	4,191
Kinetic Concepts, Inc. 12.50% 2019	4,500	5,029
Kraft Foods Inc. 2.25% 2017	1,590	1,621
Kraft Foods Inc. 5.375% 2020	1,570	1,771
Kroger Co. 6.80% 2018	1,000	1,179
Latvia (Republic of) 2.75% 2020	12,415	12,244
Latvia (Republic of) 5.25% 2021	19,950	22,201
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[2]	2,865	3,105
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[1,2]	460	504
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.37% 2045[1,2]	2,110	2,375
Leucadia National Corp. 5.50% 2023	1,375	1,442
LightSquared, Term Loan B, 12.00% 2014[2,5,7,10]	4,676	6,429
Lithuania (Republic of) 7.375% 2020	11,550	13,976
Lithuania (Republic of) 6.625% 2022[6]	2,000	2,388
LMI Aerospace Inc. 7.375% 2019[6]	1,825	1,834
LSB Industries, Inc. 7.75% 2019	2,735	2,913
Macy’s Retail Holdings, Inc. 7.875% 2015[1]	1,327	1,402
Macy’s Retail Holdings, Inc. 4.375% 2023	2,550	2,696
Magyar Export-Import Bank 4.00% 2020[6]	2,595	2,580
Marks and Spencer Group PLC 6.25% 2017[6]	4,500	5,010
McClatchy Co. 9.00% 2022	3,650	3,960
McKesson Corp. 3.25% 2016	740	764
McKesson Corp. 2.284% 2019	4,610	4,582
McKesson Corp. 3.796% 2024	2,920	2,951
McKesson Corp. 4.883% 2044	1,305	1,349
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021[6]	3,000	2,978
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	4,000	4,100
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	5,000	5,275
Merck & Co., Inc. 2.80% 2023	235	229
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[1,2]	124	124
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[1,2]	1,950	2,142
MetroPCS Wireless, Inc. 6.25% 2021	6,925	7,020
MetroPCS Wireless, Inc. 6.625% 2023	8,425	8,657
Michaels Stores, Inc. 7.50% 2018[1,5,6]	766	783
Capital World Bond Fund — Page 16 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
MidAmerican Energy Co. 4.40% 2044	$1,063	$1,099
MidAmerican Energy Holdings Co. 3.75% 2023	3,230	3,321
Milacron LLC 7.75% 2021[6]	1,650	1,745
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[1,2]	890	976
Morgan Stanley 2.125% 2018	5,125	5,130
Morgan Stanley 2.50% 2019	13,050	13,067
Morgan Stanley 2.375% 2019	12,075	11,889
Morgan Stanley, Series F, 3.875% 2024	1,880	1,882
Morgan Stanley 4.35% 2026	3,765	3,710
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[2]	3,555	3,824
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[2]	965	1,040
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[1,2]	263	289
Morocco Government 4.25% 2022	5,700	5,682
Morocco Government 4.25% 2022[6]	2,500	2,492
Morocco Government 5.50% 2042	10,000	10,038
Morocco Government 5.50% 2042[6]	1,500	1,506
National Grid PLC 6.30% 2016	5,825	6,385
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,284
NBC Universal Enterprise, Inc. 0.919% 2018[1,6]	5,785	5,848
NBC Universal Enterprise, Inc. 1.974% 2019[6]	3,600	3,557
NBC Universal Enterprise, Inc. 5.25% (undated)[6]	2,335	2,440
Needle Merger Sub Corp. 8.125% 2019[6]	4,565	4,360
Neiman Marcus Group LTD Inc. 8.00% 2021[6]	3,925	4,102
Neiman Marcus Group LTD Inc. 8.75% 2021[1,5,6]	4,825	5,102
Neiman Marcus, Term Loan B, 4.25% 2020[1,2,7]	3,719	3,661
NGPL PipeCo LLC 7.119% 2017[6]	1,500	1,508
NGPL PipeCo LLC 9.625% 2019[6]	6,900	7,349
Niagara Mohawk Power Corp. 3.508% 2024[6]	1,455	1,467
Niagara Mohawk Power Corp. 4.278% 2034[6]	5,860	5,914
Nigeria (Republic of) 5.125% 2018[6]	3,400	3,521
Nigeria (Republic of) 6.375% 2023	4,450	4,789
Nigeria (Republic of) 6.375% 2023[6]	1,425	1,534
NII Capital Corp. 10.00% 2016[10]	125	37
NII Capital Corp. 7.875% 2019[6,10]	4,150	2,812
NII Capital Corp. 11.375% 2019[6,10]	1,600	1,084
NII Capital Corp. 8.875% 2019	2,625	788
NII Capital Corp. 7.625% 2021	9,000	1,755
Nordea Bank, Series 2, 3.70% 2014[6]	5,000	5,020
Nordea Bank AB 1.625% 2018[6]	2,645	2,619
Nordea Bank AB 4.875% 2021[6]	2,975	3,200
Nordea Bank AB 4.25% 2022[6]	10,050	10,352
Norfolk Southern Corp. 5.75% 2016	4,265	4,528
Norfolk Southern Corp. 3.00% 2022	4,000	3,990
Nortek Inc. 10.00% 2018	2,050	2,168
Nortek Inc. 8.50% 2021	1,925	2,079
Novartis Capital Corp. 3.40% 2024	6,580	6,699
Novartis Capital Corp. 4.40% 2044	1,000	1,044
Numerical Group SA, First Lien, 4.875% 2019[6]	700	694
Numerical Group SA, First Lien, 6.00% 2022[6]	5,850	5,901
Numerical Group SA, First Lien, 6.25% 2024[6]	2,400	2,397
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[2,6]	6,125	6,333
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,6]	8,078	8,401
Oracle Corp. 3.40% 2024	2,725	2,718
Orange SA 5.50% 2044	2,250	2,459
Ortho-Clinical Diagnostics Inc. 6.625% 2022[6]	5,910	5,393
Capital World Bond Fund — Page 17 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[1,2,7]	$3,990	$3,952
Pacific Gas and Electric Co. 3.25% 2023	2,565	2,545
Pacific Gas and Electric Co. 3.85% 2023	1,335	1,387
Patheon Inc. 7.50% 2022[6]	445	451
Patheon Inc., Term Loan B, 4.25% 2021[1,2,7]	2,883	2,830
PDC Energy Inc. 7.75% 2022	4,850	5,214
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	3,885	4,528
Pernod Ricard SA 4.45% 2022[6]	7,565	8,009
Petrobras Global Finance Co. 5.625% 2043	175	156
Petrobras International Finance Co. 5.375% 2021	345	350
Petrobras International Finance Co. 6.75% 2041	250	253
Petróleos Mexicanos 3.50% 2018	1,500	1,559
Petróleos Mexicanos 8.00% 2019	6,400	7,805
Petróleos Mexicanos 5.50% 2021	1,070	1,183
Petróleos Mexicanos 4.875% 2022	8,800	9,372
Petróleos Mexicanos 6.50% 2041	2,470	2,869
Petróleos Mexicanos 5.50% 2044	3,270	3,354
Petróleos Mexicanos 6.375% 2045[6]	7,000	7,933
Pfizer Inc. 3.40% 2024	4,050	4,053
Pfizer Inc. 4.40% 2044	750	759
Philip Morris International Inc. 1.875% 2019	3,925	3,892
Piedmont Operating Partnership LP 3.40% 2023	1,250	1,184
Playa Resorts Holding BV 8.00% 2020[6]	5,725	6,011
Ply Gem Industries, Inc. 6.50% 2022	3,525	3,362
Ply Gem Industries, Inc. 6.50% 2022[6]	1,550	1,478
Ply Gem Industries, Inc., Term Loan B1, 4.00% 2021[1,2,7]	3,806	3,746
PNC Financial Services Group, Inc. 3.90% 2024	3,975	3,978
PNC Funding Corp. 3.30% 2022	5,090	5,127
Polish Government 6.375% 2019	11,110	13,082
Polish Government 5.00% 2022	19,100	21,034
Popular, Inc. 7.00% 2019	2,785	2,802
Post Holdings, Inc. 6.75% 2021[6]	1,150	1,093
Post Holdings, Inc. 7.375% 2022	2,500	2,481
PRA Holdings, Inc. 9.50% 2023[6]	2,335	2,557
Progress Energy, Inc. 7.05% 2019	4,380	5,257
Progress Energy, Inc. 7.75% 2031	1,990	2,804
Prologis, Inc. 3.35% 2021	1,500	1,499
Prologis, Inc. 4.25% 2023	11,545	11,942
Province of Manitoba 3.05% 2024	1,350	1,368
Puget Sound Energy, Inc., First Lien, 6.50% 2020	1,475	1,748
Puget Sound Energy, Inc., First Lien, 6.00% 2021	4,629	5,391
Puget Sound Energy, Inc., First Lien, 5.625% 2022	2,120	2,437
QBE Insurance Group Ltd. 2.40% 2018[6]	3,500	3,505
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[2,6]	5,461	5,693
QGOG Constellation SA 6.25% 2019[6]	5,350	5,363
R.R. Donnelley & Sons Co. 7.875% 2021	2,775	3,059
R.R. Donnelley & Sons Co. 6.50% 2023	2,625	2,632
Rabobank Nederland 4.625% 2023	14,905	15,475
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,6]	2,465	2,675
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,6]	8,000	9,025
RCI Banque 3.50% 2018[6]	9,000	9,312
Realogy Corp., LOC, 4.50% 2016[1,2,7]	53	52
Regions Financial Corp. 7.75% 2014	103	104
Regions Financial Corp., Series A-I, 5.20% 2015	200	204
Regions Financial Corp. 5.75% 2015	295	304
Capital World Bond Fund — Page 18 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Regions Financial Corp. 2.00% 2018	$4,100	$4,056
Reynolds American Inc. 4.85% 2023	510	544
Reynolds American Inc. 6.15% 2043	4,230	4,856
Reynolds Group Inc. 9.00% 2019	3,500	3,662
Reynolds Group Inc. 9.875% 2019	1,635	1,768
Reynolds Group Inc. 5.75% 2020	10,795	11,038
Rice Energy Inc. 6.25% 2022[6]	6,175	6,052
Rio Tinto Finance (USA) Ltd. 2.875% 2022	3,340	3,231
Roche Holdings, Inc. 2.25% 2019[6]	11,750	11,718
Roche Holdings, Inc. 2.875% 2021[6]	10,250	10,254
Roche Holdings, Inc. 3.35% 2024[6]	3,075	3,088
Roche Holdings, Inc. 7.00% 2039[6]	5,290	7,411
Royal Bank of Scotland PLC 4.375% 2016	3,000	3,144
Royal Bank of Scotland PLC 5.625% 2020	1,195	1,362
RSP Permian Inc 6.625% 2022[6]	1,975	1,990
Sabine Pass Liquefaction, LLC 5.625% 2021	1,600	1,652
Sabine Pass Liquefaction, LLC 5.75% 2024[6]	2,825	2,878
SABMiller Holdings Inc. 4.95% 2042[6]	1,645	1,718
Samson Investment Co. 9.75% 2020	8,590	7,838
Schaeffler Holding Finance BV 6.875% 2018[1,5,6]	2,425	2,534
Schering-Plough Corp. 6.00% 2017	3,275	3,708
Schlumberger Investment SA 3.65% 2023	2,435	2,525
Scottish Power PLC 5.81% 2025	2,500	2,866
Select Medical Holdings Corp. 6.375% 2021	6,910	6,945
Serbia (Republic of) 4.875% 2020	2,090	2,087
Serbia (Republic of) 7.25% 2021	6,330	7,086
Serena Software, Inc. Term Loan B 7.50% 2020[1,2,7]	2,750	2,765
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[6]	3,315	3,456
Simon Property Group, LP 10.35% 2019	2,975	3,957
Slovenia (Republic of) 4.75% 2018[6]	5,745	6,154
Slovenia (Republic of) 4.125% 2019[6]	4,565	4,765
Slovenia (Republic of) 4.375% 2022[6]	5,000	5,338
Slovenia (Republic of) 5.50% 2022	12,990	14,159
Slovenia (Republic of) 5.50% 2022[6]	1,600	1,744
Slovenia (Republic of) 5.85% 2023	17,695	19,774
Slovenia (Republic of) 5.85% 2023[6]	10,155	11,348
Slovenia (Republic of) 5.25% 2024	4,160	4,451
Spectra Energy Partners, LP 4.75% 2024	610	656
Sprint Corp. 7.875% 2023[6]	9,800	10,437
SRA International, Inc., Term Loan B, 6.50% 2018[1,2,7]	5,034	5,041
Standard Chartered PLC 3.85% 2015[6]	5,830	5,943
Standard Chartered PLC 3.20% 2016[6]	3,365	3,485
State of Qatar 4.50% 2022[6]	3,500	3,811
Station Casinos LLC 7.50% 2021	650	681
Statoil ASA 0.524% 2018[1]	5,460	5,465
Statoil ASA 1.95% 2018	4,515	4,537
Statoil ASA 3.70% 2024	6,325	6,570
Statoil ASA 4.25% 2041	3,000	3,010
StatoilHydro ASA 1.80% 2016	2,000	2,038
Tampa Electric Co. 4.10% 2042	3,140	3,115
Tampa Electric Co. 4.35% 2044	1,620	1,674
Teco Finance, Inc. 4.00% 2016	20	21
Teco Finance, Inc. 5.15% 2020	270	301
Teekay Corp. 8.50% 2020	3,400	3,791
Telecom Italia Capital SA 7.175% 2019	2,245	2,545
Capital World Bond Fund — Page 19 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Telecom Italia Capital SA 5.303% 2024[6]	$8,000	$7,870
Tenet Healthcare Corp. 8.125% 2022	5,230	5,753
Tennessee Valley Authority 5.88% 2036	2,250	2,935
Tennessee Valley Authority 5.25% 2039	6,000	7,323
Thermo Fisher Scientific Inc. 4.15% 2024	3,030	3,144
Thomson Reuters Corp. 1.65% 2017	4,605	4,602
Thomson Reuters Corp. 4.30% 2023	4,250	4,446
Thomson Reuters Corp. 5.65% 2043	2,980	3,323
Time Inc. 5.75% 2022[6]	1,575	1,512
T-Mobile US, Inc. 6.731% 2022	2,500	2,566
T-Mobile US, Inc. 6.375% 2025	1,800	1,800
Toronto-Dominion Bank 2.375% 2016	2,500	2,571
Total Capital International 1.55% 2017	1,800	1,814
Total Capital International 2.10% 2019	2,400	2,393
Total Capital International 2.875% 2022	1,115	1,112
Toyota Motor Credit Corp. 2.125% 2019	4,000	3,992
Toys "R" Us-Delaware, Inc. 7.375% 2016[6]	2,000	2,000
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 2018[1,2,7]	953	890
TRAC Intermodal 11.00% 2019	1,525	1,693
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,801
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,650
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,802
TransDigm Inc. 5.50% 2020	3,100	3,023
Transocean Inc. 5.05% 2016	1,520	1,621
Transocean Inc. 2.50% 2017	6,415	6,419
Transocean Inc. 6.375% 2021	2,060	2,195
Transportadora de Gas Peru SA 4.25% 2028[2,6]	8,960	8,534
Turkey (Republic of) 4.557% 2018[6]	5,065	5,236
Turkey (Republic of) 7.00% 2019	5,000	5,619
Turkey (Republic of) 6.25% 2022	4,915	5,419
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[6]	2,840	3,060
U.S. Treasury 0.375% 2015	46,670	46,791
U.S. Treasury 1.50% 2016	3,530	3,593
U.S. Treasury 0.625% 2016	6,400	6,409
U.S. Treasury 0.625% 2016	41,000	40,916
U.S. Treasury 0.875% 2017	16,450	16,374
U.S. Treasury 0.625% 2017	62,930	62,104
U.S. Treasury 3.50% 2018	35,600	38,196
U.S. Treasury 0.625% 2018	15,600	15,194
U.S. Treasury 2.625% 2018	2,500	2,610
U.S. Treasury 1.50% 2018	292,250	292,215
U.S. Treasury 1.375% 2018	20,900	20,778
U.S. Treasury 1.25% 2018	122,400	120,903
U.S. Treasury 1.50% 2019	61,075	60,720
U.S. Treasury 1.625% 2019	81,150	80,957
U.S. Treasury 1.50% 2019	40,125	39,724
U.S. Treasury 1.625% 2019[11]	200,150	199,173
U.S. Treasury 1.625% 2019	162,365	161,324
U.S. Treasury 1.25% 2020	41,075	39,710
U.S. Treasury 1.125% 2020	128,100	122,804
U.S. Treasury 1.375% 2020	168,900	163,642
U.S. Treasury 2.00% 2020	4,700	4,688
U.S. Treasury 8.00% 2021	1,200	1,662
U.S. Treasury 2.50% 2023	77,900	78,385
U.S. Treasury 2.50% 2024	91,143	91,230
Capital World Bond Fund — Page 20 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2043	$17,993	$16,863
U.S. Treasury 3.625% 2043	5,850	6,325
U.S. Treasury 3.625% 2044	1,150	1,243
U.S. Treasury 3.375% 2044	2,250	2,323
U.S. Treasury Inflation-Protected Security 0.125% 2017[3]	10,123	10,265
U.S. Treasury Inflation-Protected Security 0.125% 2018[3]	6,184	6,238
U.S. Treasury Inflation-Protected Security 0.125% 2019[3]	167,689	168,203
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	211,562	212,880
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	31,858	30,623
U.S. Treasury Inflation-Protected Security 2.375% 2025[3]	6,952	8,155
U.S. Treasury Inflation-Protected Security 0.75% 2042[3]	3,163	2,904
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	77,055	82,544
UDR, Inc., Series A, 5.25% 2015	2,680	2,716
Union Pacific Corp. 3.646% 2024	1,850	1,916
Union Pacific Corp. 4.821% 2044	1,990	2,168
United Mexican States Government Global, Series A, 5.125% 2020	5,440	6,052
United Mexican States Government Global, Series A, 3.625% 2022	7,800	7,948
United Mexican States Government Global 5.55% 2045	4,000	4,454
United Rentals, Inc. 7.375% 2020	5,000	5,338
Univision Communications Inc. 8.50% 2021[6]	3,500	3,719
US Investigations Services, Inc. 13.00% 2020[5,6]	1,970	822
US Investigations Services, Inc. 14.00% 2020[5,6]	216	90
US Investigations Services, Inc. 15.00% 2021[5,6]	521	150
Various Purpose G.O. Bonds, 6.20% 2019	18,700	22,313
Various Purpose G.O. Bonds, 7.30% 2039[2]	1,310	1,832
Various Purpose G.O. Bonds, 7.55% 2039	2,720	3,984
Various Purpose G.O. Bonds, 7.60% 2040	12,910	19,162
Various Purpose G.O. Bonds, 7.625% 2040	11,850	17,263
VEB Finance Ltd. 6.902% 2020[6]	6,600	6,699
Verizon Communications Inc. 0.632% 2017[1]	1,200	1,204
Verizon Communications Inc. 1.35% 2017	1,360	1,354
Verizon Communications Inc. 2.625% 2020[6]	7,135	7,056
Verizon Communications Inc. 5.15% 2023	18,550	20,532
Verizon Communications Inc. 4.15% 2024	15,630	16,143
Verizon Communications Inc. 5.05% 2034	8,190	8,694
Verizon Communications Inc. 6.55% 2043	10,144	12,692
Verizon Communications Inc. 4.862% 2046[6]	4,257	4,279
Verizon Communications Inc. 5.012% 2054[6]	10,177	10,270
Viacom Inc. 5.85% 2043	2,675	2,983
Vodafone Group PLC 2.50% 2022	1,136	1,053
Volkswagen International Finance NV 2.875% 2016[6]	1,900	1,958
Volkswagen International Finance NV 4.00% 2020[6]	4,000	4,272
Volvo Treasury AB 5.95% 2015[6]	12,390	12,712
VPI Escrow Corp. 6.375% 2020[6]	1,475	1,521
VPI Escrow Corp. 7.50% 2021[6]	3,410	3,661
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.891% 2043[1,2]	6,732	7,160
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[2]	250	270
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[2]	900	980
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[1,2]	1,270	1,382
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[1,2]	400	433
Walter Energy, Inc. 9.50% 2019[6]	2,000	1,810
Warner Music Group 6.75% 2022[6]	6,375	6,136
WEA Finance LLC 1.75% 2017[6]	5,435	5,447
WEA Finance LLC 2.70% 2019[6]	7,785	7,814
WEA Finance LLC 3.75% 2024[6]	3,880	3,879
Capital World Bond Fund — Page 21 of 23

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
WellPoint, Inc. 2.30% 2018	$2,645	$2,655
Wells Fargo & Co. 3.30% 2024	27,900	27,414
Western Gas Partners LP 2.60% 2018	130	131
Western Gas Partners LP 4.00% 2022	1,250	1,281
WFLD Mortgage Trust, Series 2014-MONT, Class B, 3.88% 2024[1,2,6]	1,000	1,016
WFLD Mortgage Trust, Series 2014-MONT, Class D, 3.88% 2024[1,2,6]	1,500	1,424
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88% 2024[1,2,6]	1,000	991
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.88% 2024[1,2,6]	650	671
Williams Partners LP 5.25% 2020	10,405	11,571
Williams Partners LP 4.125% 2020	1,625	1,704
Williams Partners LP 4.50% 2023	3,860	4,042
Williams Partners LP 4.30% 2024	7,235	7,396
Williams Partners LP 3.90% 2025	1,750	1,722
Wind Acquisition SA 7.375% 2021[6]	2,950	2,972
WM. Wrigley Jr. Co 3.375% 2020[6]	2,215	2,252
WPP Finance 2010 3.75% 2024	4,000	3,954
Xstrata Canada Financial Corp. 2.70% 2017[1,6]	2,125	2,162
Zambia (Republic of) 5.375% 2022	5,500	5,253
Zambia (Republic of) 5.375% 2022[6]	3,225	3,080
Zambia (Republic of) 8.50% 2024[6]	4,950	5,634
		5,952,077
Total bonds, notes & other debt instruments (cost: $12,116,792,000)		12,137,924
Convertible stocks 0.02% U.S. dollars 0.02%	Shares
CEVA Group PLC, Series A-2, 2.23% convertible preferred[9,12]	1,141	1,255
CEVA Group PLC, Series A-1, 3.23% convertible preferred[9]	718	1,114
Total convertible stocks (cost: $2,416,000)		2,369
Common stocks 0.00% U.S. dollars 0.00%
CEVA Group PLC[6,9,13]	527	580
Atrium Corp.[6,9,13]	191	—
Total common stocks (cost: $736,000)		580
Short-term securities 9.63%	Principal amount (000)
American Honda Finance Corp. 0.11% due 12/9/2014	$ 39,335	39,325
CAFCO, LLC 0.21% due 3/9/2015	55,000	54,945
Fannie Mae 0.06%—0.10% due 11/4/2014—2/17/2015	225,200	225,184
Federal Farm Credit Banks 0.11% due 4/16/2015	31,900	31,889
Federal Home Loan Bank 0.05%—0.10% due 10/1/2014—2/4/2015	209,200	209,187
Freddie Mac 0.09%—0.14% due 10/23/2014—8/4/2015	308,125	307,970
General Electric Co. 0.06% due 10/1/2014	45,700	45,700
GlaxoSmithKline Finance PLC 0.11% due 11/25/2014[6]	40,000	39,990
Mizuho Funding LLC 0.19%—0.20% due 10/8/2014—11/4/2014[6]	52,500	52,494
Nordea Bank AB 0.18% due 1/29/2015[6]	30,000	29,982
Québec (Province of) 0.06%—0.10% due 10/7/2014—10/23/2014[6]	58,600	58,598
Reckitt Benckiser Treasury Services PLC 0.22% due 11/24/2014[6]	20,000	19,995
Sumitomo Mitsui Banking Corp. 0.15%—0.22% due 10/15/2014—1/16/2015[6]	100,300	100,261
Capital World Bond Fund — Page 22 of 23

Short-term securities	Principal amount (000)	Value (000)
Toronto-Dominion Holdings USA Inc. 0.14% due 10/6/2014[6]	$36,500	$36,500
Victory Receivables Corp. 0.15% due 10/8/2014[6]	20,000	19,999
Total short-term securities (cost: $1,271,886,000)		1,272,019
Total investment securities 101.56% (cost: $13,391,830,000)		13,412,892
Other assets less liabilities (1.56%)		(206,332)
Net assets 100.00%		$13,206,560

[1]	Coupon rate may change periodically.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Step bond; coupon rate will increase at a later date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,283,213,000, which represented 9.72% of the net assets of the fund.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $68,770,000, which represented .52% of the net assets of the fund.
[8]	A portion or all of this security purchased on a TBA basis.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,978,000, which represented .02% of the net assets of the fund.
[10]	Scheduled interest and/or principal payment was not received.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,198,000, which represented .11% of the net assets of the fund.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[13]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.23% convertible preferred	3/10/2010-1/21/2011	$1,687	$1,255.00%

Key to abbreviations
G.O. = General Obligation
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-031-1114O-S42221	Capital World Bond Fund — Page 23 of 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary schedule of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 7, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 28, 2014

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 28, 2014